                                                              Rule 497(b)
                                                              Reg. No. 333-13257

                                                                          PART A

--------------------------------------------------------------------------------

NMT                   NATIONAL MUNICIPAL TRUST
                              SERIES 189

--------------------------------------------------------------------------------


     National Municipal Trust, Series 189 designated as the National Trust (the 'National Trust' or the 'Trust') is composed of interest-bearing municipal bonds and contracts and funds for the purchase thereof (the 'Securities'). The interest on these bonds, in the opinion of bond counsel to the issuing governmental authorities is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder). The Prospectus indicates the extent to which interest income of the Trust is subject to alternative minimum tax under the Internal Revenue Code of 1986, as amended. See 'Schedule of Portfolio Securities' and 'Portfolio Summary as of Date of Deposit'.



     96.82% of the aggregate principal amount of the Securities consists of investment grade state, municipal and public authority debt obligations ('Long-Term Securities') with a dollar weighted average life to maturity of 28.4 years and 3.18% of the aggregate principal amount of the Securities consists of municipal securities with a dollar weighted average life to maturity of approximately 1.87 years (the 'DSC Payment Securities'), the principal and interest from which will be used in payment of the deferred sales charge ('DSC').


     The objectives of the Trust are (1) the providing of interest income which, in the opinion of counsel is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio consisting primarily of investment grade long-term state, municipal and public authority debt obligations, and the conservation of capital and (2) the payment of the DSC from the interest payments, if any, on, and the principal paid at the maturity of, the DSC Payment Securities. There is, of course, no guarantee that the Trust's objectives will be achieved. The value of the Units of the Trust will fluctuate with the value of the portfolio of underlying Securities. The Securities in the Trust are not insured by The Prudential Insurance Company of America.

                           Minimum Purchase: 1 Unit.

     PUBLIC OFFERING PRICE of the Units of the Trust during the initial public offering period is equal to the aggregate offering side evaluation of the underlying Securities in the Trust's Portfolio divided by the number of Units outstanding in such Trust, plus the applicable sales charge as set forth herein plus cash held by the Trust. (See Part B--'Public Offering of Units--Volume Discount.')

                                                        (continued on next page)
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

SPONSOR:

                                                   PRUDENTIAL SECURITIES  [LOGO]

--------------------------------------------------------------------------------

PLEASE READ AND RETAIN                                          Prospectus dated
THIS PROSPECTUS FOR FUTURE REFERENCE                            January 16, 1997

--------------------------------------------------------------------------------

     This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

     MONTHLY DISTRIBUTIONS of principal, premium, if any, and interest received by the Trust will be made on or shortly after the twenty-fifth day of each month to Unit Holders of record on the tenth day of such month, commencing with the first distribution on the date indicated herein. In some cases distribution on a semiannual basis may be available. (See Part B--'Rights of Unit Holders--Distribution of Interest and Principal'). Alternatively, Unit Holders may elect to have their distributions reinvested in the Reinvestment Program of the Sponsor, as, if and when such program is available to Unit Holders. (See Part B--'Reinvestment Program.')

     THE SPONSOR, although not obligated to do so, presently intends to maintain a secondary market for the Units in the Trust based on the aggregate bid side evaluation of the underlying Securities, as more fully described under Part B--'Public Offering of Units--Secondary Market.' If such a market is not maintained, a Unit Holder may be able to dispose of his Units only through redemption at prices based on the aggregate bid side evaluation of the underlying Securities. The Sponsor's Repurchase Price, like the Redemption Price, will reflect the deduction from the value of the underlying Securities of any unpaid amount of the Deferred Sales Charge and to the extent the entire Deferred Sales Charge has not been so deducted or paid at the time of redemption or sale of the Units, the remainder will be deducted from the proceeds of redemption or sale. (See Part B--'Rights of Unit Holders--Redemption-- Computation of Redemption Price per Unit.')

     Subsequent to the Date of Deposit, the Sponsor may deposit additional Securities in a trust (where additional Units are to be offered to the public). (See Part B--'The Trust.')


     RISK CONSIDERATIONS. 46.30% of the estimated annual income of the National Trust is subject to alternative minimum tax under the Internal Revenue Code of 1986, as amended. An investment in Units of the Trust should be made with an understanding of the risks which an investment in fixed rate long-term and short-term debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates. In the event of a default by the issuer of a DSC Payment Security, other assets of the Trust would be utilized to pay the deferred sales charge, and the sale of Securities other than the DSC Payment Securities may be required. Subsequent to the Date of Deposit the ratings of the Securities set forth in Part A--'Schedule of Portfolio Securities' may have declined due to, among other factors, a decline in creditworthiness of the issuer of said Securities.



PORTFOLIO SUMMARY AS OF DATE OF DEPOSIT

  National Trust


     The Portfolio contains 13 issues of Securities of issuers located in 11 states. Three of the issues (3.81%* of the Trust) are general obligations of a governmental entity and are backed by the general taxing power of the entity. The remaining issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Securities may be derived from more than one source, the primary sources of such income and the percentage of issues deriving income from such sources are as follows: health and hospital facilities: 30.76%* of the Trust; housing facilities: 31.43%* of the Trust; water and sewer facilities:
10.12%* of the Trust; transportation facilities: 11.27%* of the Trust; pollution control: 12.61% of the Trust. The Trust is concentrated in health and hospital facilities and housing facilities Securities.



     The Portfolio contains Securities representing 31.43%* of the Trust (single-family housing securities) which are subject to the requirements of
Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, as amended.



     Three Securities in the Trust (representing 3.40%* of the Trust) have been purchased on a 'when, as and if issued' or 'delayed delivery' basis with delivery expected to take place 1 to 12 days after the first settlement date for the purchase of Units. Accordingly, the delivery of such Securities may be delayed or may not occur. Unit Holders who purchase Units prior to settlement of such Securities will be 'at risk' with respect to such Securities (i.e., they may derive either gain or loss from changes in the prices of such Securities) from the date they commit to purchase such Units. However, interest on such Securities will not begin accruing to the benefit of Unit Holders as tax-exempt interest until such Securities' date of delivery.



     Approximately 31.43%* of the Securities in the Trust also contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period which typically does not exceed three years from the date of issuance of such Securities.

------------------
* Percentages computed on the basis of the aggregate offering price of the Securities in the Trust on the Date of Deposit.

     As of the Date of Deposit, 98.9%* of the Securities in the Trust are rated by Standard & Poor's Corporation (24.4%* being rated AAA, 20.9%* being rated AA and 53.6%* being rated A) and 1.1%* of the Securities in the Trust are rated Aaa by Moody's Investors Service. For a description of the meaning of the applicable rating symbols as published by Standard & Poor's and Moody's, see Part B--'Bond Ratings'. It should be emphasized, however, that the ratings of Standard & Poor's and Moody's represent their opinions as to the quality of the Securities which they undertake to rate and that these ratings are general and are not absolute standards of quality.



     Seven of the Securities in the Trust have been issued with an 'original issue discount'. (See Part B--'Tax Status'.)



     Of these original issue discount bonds, approximately 7.26% of the aggregate principal amount of the Securities in the Trust (although only 1.57%* of the aggregate offering price of all Securities in the Trust on the Date of Deposit) are zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds, and discount maturity payment bonds.)


  Alternative Minimum Tax


     The Sponsor's affiliate, The Prudential Investment Corporation, estimates that 46.3% of the estimated annual income per Unit consists of interest on private activity bonds, which interest is to be treated as a tax preference item for alternative minimum tax purposes (see 'Tax Status' and 'Schedule of Portfolio Securities').


------------------
* Percentages computed on the basis of the aggregate offering price of the Securities in the Trust on the Date of Deposit.

                        SUMMARY OF ESSENTIAL INFORMATION


                            NATIONAL MUNICIPAL TRUST
                                   SERIES 189
                            AS OF JANUARY 15, 1997+



FACE AMOUNT OF SECURITIES..............   $ 10,330,000.00       MINIMUM PRINCIPAL DISTRIBUTION: No distribution need be made from the Principal Account if the balance therein is less than
                                                                $5 per Unit.

NUMBER OF UNITS........................            10,000

FRACTIONAL UNDIVIDED INTEREST IN                                 SPONSOR'S ANNUAL PORTFOLIO SUPERVISION FEE: Maximum $.25 per
 THE TRUST REPRESENTED BY EACH UNIT....        1/10,000th        $1,000 face amount of underlying Securities.

PUBLIC OFFERING PRICE(1)
                                                                 PREMIUM AND DISCOUNT ISSUES IN PORTFOLIO: Face amount of
  Aggregate offering side evaluation                             Securities with offering side evaluation: over par--38.72%; at
    of Securities in the Trust.........   $  9,846,435.00        par--12.88%; at a discount from par--48.40%

  Offering side evaluation per Unit                              EVALUATOR'S FEE FOR EACH EVALUATION: $10 per evaluation of
    of Securities subject to a sales                               the portfolio.
    charge (excludes DSC Payment
    Securities)........................   $        951.64

  Sales charge of 4.9% (5.152% of                                EVALUATION TIME: 4:00 P.M. New York time for primary market
    Securities subject to a sales                                transactions and 3:30 P.M. New York time for secondary market
    charge)............................   $         49.03        transactions.

  Offering side evaluation per Unit
    of DSC Payment Securities..........   $         33.00        MANDATORY TERMINATION DATE: (5) The Trust will terminate on the
                                          ---------------        date of the maturity, redemption, sale or other disposition of the last Security held in the Trust.
  Aggregate of offering side evaluation
  plus the total sales charge++........   $      1,033.67
                                          ---------------        MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of the Trust is less than 40% of the face amount of Securities
  Deferred sales charge................   $         35.50        deposited including supplemental deposits, if any.

  Up-front sales charge................   $         13.53
                                          ---------------        WEIGHTED AVERAGE LIFE TO MATURITY of Long-Term Securities:
                                                                 28.40 years
  Public Offering Price per Unit
   (offer side evaluation of
   Securities plus Up-front sales
   charge)+++..........................   $        998.17
                                          ---------------
                                          ---------------


SPONSOR'S INITIAL REPURCHASE
  PRICE PER UNIT (based on offering
  side evaluation of underlying
  Securities less the DSC).............   $        949.14
                                          ---------------
                                          ---------------

REDEMPTION AND SPONSOR'S
  SECONDARY MARKET REPURCHASE PRICE
  PER UNIT (based on bid side evaluation
  of underlying Securities less the DSC,
  $53.36 less than Public Offering Price
  per Unit; $4.33 less than Sponsor's
  Initial Repurchase Price per
  (Unit)(2)............................   $        944.81
                                          ---------------
                                          ---------------




                                                                    MONTHLY
                                                                    -------
CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT(4)(6)
     Estimated Annual Income per Unit.......................        $ 57.52
     Less estimated annual expenses per Unit................        $  2.56
                                                                    -------
     Estimated Net Annual Income per Unit...................        $ 54.96
                                                                    -------
                                                                    -------
Trustee's Annual Fee (including estimated expenses and
  Evaluator's Fee) per $1,000 principal amount of
  Securities(7).............................................        $  1.91
Estimated Organizational Expenses per $1,000 principal
  amount of Securities(7)...................................        $   .40
Daily Rate of Income Accrual per Unit(6)....................        $0.1527
Estimated Current Return(3)(4)(6)...........................           5.51%
Estimated Long-Term Return(3)...............................           5.45%
First distribution to be paid on February 25, 1997 to
  Holders of record on February 10, 1997....................        $  3.81
CALCULATION OF SECOND AND FOLLOWING DISTRIBUTIONS:
     Estimated Net Annual Income per Unit divided by 12.....        $  4.58
Record Dates--tenth day of each month
Distribution Dates--twenty-fifth day of each month
Deferred Sales Charge Deduction Dates: The first day of each quarter commencing May 1, 1997 and ending on February 1,
  2000

------------------

  + The Date of Deposit. The Date of Deposit is the date on which the Indenture was signed and the deposit of Securities with the Trustee was made.

 ++ After the initial offering period, Units may be available for purchase from the Sponsor at a price based upon the bid side evaluation of the Bonds plus a sales charge as set forth in Part B, 'Public Offering of Units--Volume Discount.'


    The total sales charge consists, during the initial offering period, of an Upfront Sales Charge and a Deferred Sales Charge, the total of which equals 4.90% of the aggregate of the offer side evaluation of the Securities subject to a sales charge plus the total sales charge (5.152% of the offer side evaluation of the Securities other than the DSC Payment Securities). The Upfront Sales Charge is computed by deducting the Deferred Sales Charge from the total sales charge; thus, on the date of the Summary Essential Information, the Upfront Sales Charge is $13.53 per Unit. The Upfront Sales Charge is calculated based on the total sales charge at the time of purchase and added to the net asset value of a Unit and, therefore, may vary based on changes in the valuation of the Securities. The Upfront Sales Charge will be reduced on a graduated basis on purchases of 250 Units or more. See Part B--Public Offering of Units--Volume Discount. The Deferred Sales Charge is paid through reduction of the net asset value of the Trust by $2.96 per Unit quarterly on each Deferred Sales Charge Deduction Date commencing on the first Deferred Sales Charge Deduction Date shown on the Summary of Essential Information. The total sales charge consists, after the initial offering period, of a sales charge based on the bid side evaluation of the Securities subject to a sales charge calculated as set forth in Part B--Public Offering of Units--Secondary Market Sales Charge. The Upfront Sales Charge for a secondary market purchase will equal the difference between such total secondary market sales charge and any unpaid DSC remaining at the time of purchase. If a Unit Holder exchanges, redeems or sells his Units to the Sponsor prior to the last Deferred Sales Charge Deduction Date, the Unit Holder is obligated to pay any remaining Deferred Sales Charge, the amount of which will reduce the disposition proceeds.


+++ This Public Offering Price is computed as of the Date of Deposit and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.


(1) No accrued interest will be added to the Public Offering Price in connection with purchase of Units contracted for on January 16, 1997. With respect to purchases contracted for after such date, accrued interest on the Securities other than the DSC Payment Securities from January 22, 1997, the first expected settlement date, to, but not including the date of settlement (normally three business days after purchase) will be added to the Public Offering Price.


(2) Upon redemption the price to be paid will include accrued interest on the Securities other than the DSC Payment Securities.

(3) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income (which does not include the income on the DSC Payment Securities) per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust (including the DSC Payment Securities) and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long-Term Return will be lower to the extent of any taxation on the disposition of Securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit. (A projected cash flow statement as of the Date of Deposit is available upon request from the Trustee.)

(4) Does not include discount accretion on original issue discount or zero coupon bonds.

(5) The actual date of termination of the Trust may be considerably earlier. (See Part B, 'Amendment and Termination of the Indenture--Termination.')

(6) In calculating these figures the interest income on the DSC Payment Securities has not been included.

(7) See Fee Table and Part B, Expenses and Charges--Expenses.

                                   FEE TABLE

     This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Part B--'Public Offering of Units' and 'Expenses and Charges.' Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees and an understanding of the costs and expenses that you pay.


                                           AS A PERCENTAGE
                                            OF OFFER SIDE
                                             EVALUATION
                                             PLUS TOTAL       AMOUNT PER
UNIT HOLDER TRANSACTION EXPENSES            SALES CHARGE         UNIT
----------------------------------------   ---------------    ----------
Aggregate Sales Charge Imposed on
  Securities subject to a sales
  charge................................         4.90%          $49.03
                                                              ----------
Deferred Sales Charge...................                        $35.50(b)
                                                              ----------
Upfront Sales Charge....................                        $13.53(a)
                                                              ----------
Annual Trust Operating Expenses
  Trustee's Fee.........................          .18%          $ 1.91
                                               ------         ----------
  Organizational Expenses(c)............          .04%          $  .40
                                               ------         ----------
  Other Operating Expenses (including
     Portfolio Supervision, Bookkeeping
     and
     Administrative Fees)...............          .03%          $  .25
                                               ------         ----------
     Total..............................          .25%          $ 2.56
                                               ------         ----------

                                    EXAMPLE

                                                          CUMULATIVE EXPENSES
                                                            PAID FOR PERIOD:
                                                          --------------------
                                                             1           3
                                                            YEAR       YEARS
                                                          --------    --------
An investor would pay the following expenses on a
  $1,000 investment, assuming the Trust's operating
  expense ratio of .25% and a 5% annual return on the
  investment throughout the periods and redemption at
  the end of each time period..........................    $27.93      $57.10
                                                          --------    --------


     The Example assumes reinvestment of all distributions into additional units of the Trust (a reinvestment option different from that offered by the Trust) and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.
------------------
(a) The Upfront Sales Charge is the difference between the total sales charge and the Deferred Sales Charge.


(b) The DSC will be paid at a rate of $2.96 per payment per Unit, irrespective of purchase or redemption price, in each of the first 12 quarters of the Trust. If a Holder sells, exchanges or redeems Units before all of these payments have been made, the balance of the Deferred Sales Charge will be deducted from the Unit proceeds.


(c) Includes all or a portion of the cost of the preparation, printing and execution of the Indenture, Registration Statement and other documents relating to the Trust, Federal and State registration fees and costs, the initial fees and expenses of the Trustee and Evaluator, legal and auditing expenses and other out of pocket expenses. See 'Expenses and Charges' herein. The organizational costs will be amortized over a period of five years, except that the registration fees, if any, included in the organizational expenses amount will be charged directly to capital over the inital public offering period, and are payable on each Distribution Date.

UNDERWRITING ACCOUNT

     The names and addresses of the Underwriters and the number of Units to be sold by each are as follows:


                                                                         UNITS
                                                                        --------
                                                                        NATIONAL
                             UNDERWRITERS                                TRUST
----------------------------------------------------------------------  --------
Prudential Securities Incorporated ...................................   5,950
One New York Plaza
New York, New York 10292
William R. Hough & Co.  ..............................................   1,000
100 Second Avenue South
St. Petersburg, Florida 33701
Gruntal & Co. Incorporated ...........................................     500
14 Wall Street
New York, New York 10005
Roosevelt & Cross, Inc.  .............................................     500
20 Exchange Place
New York, New York 10005
Samuel A. Ramirez & Co., Inc.  .......................................     300
61 Broadway
New York, New York 10006
J.C. Bradford & Co.  .................................................     250
330 Commerce Street
Nashville, Tennessee 37201
Legg Mason Wood Walker, Inc.  ........................................     250
111 South Calvert Street
Baltimore, Maryland 21203
Southwest Securities, Inc.  ..........................................     250
1201 Elm Street
Dallas, Texas 75270
First Miami Securities, Inc.  ........................................     100
301 Yamoto Road
Suite 2100
Boca Raton, Florida 33431
J.B. Hanauer & Co.  ..................................................     100
Gatehall Corporate Center
4 Gatehall Drive
Parsippany, New Jersey 07054
McDonald & Company Securities ........................................     100
800 Superior Avenue
Suite 2100
Cleveland, Ohio 44114

W.H. Newbold's Son & Co.  ............................................     100
Div. of Fahnestock & Co. Inc.
1500 Walnut Street
Philadelphia, Pennsylvania 19102
Nori, Hennion, Walsh, Inc.  ..........................................     100
Hilltop Plaza
3799 Route 46
Parsippany, New Jersey 07054
Oppenheimer & Co., Inc.  .............................................     100
Oppenheimer Tower
One World Financial Center
New York, New York 10281

                                                                         UNITS
                                                                        --------
                                                                        NATIONAL
                             UNDERWRITERS                                TRUST
----------------------------------------------------------------------  --------

Rauscher Pierce Refsnes, Inc.  .......................................     100
CityPlace
2711 N. Haskell Ave.
Suite 2700
Dallas, Texas 75204

Stifel, Nicolaus & Company Incorporated  .............................     100
500 N. Broadway
St. Louis, Missouri 63102

U.S. Clearing Corp.  .................................................     100
26 Broadway
New York, New York 10004

Wheat First Butcher Singer  ..........................................     100
901 E. Byrd Street
Richmond, Virginia 23219
                                                                        --------

Total.................................................................  10,000
                                                                        --------
                                                                        --------

                          INDEPENDENT AUDITORS' REPORT


TO THE UNIT HOLDERS, SPONSOR AND TRUSTEE
OF THE NATIONAL MUNICIPAL TRUST
SERIES 189



     We have audited the accompanying statement of financial condition including schedule of portfolio securities of the National Municipal Trust Series 189 as of January 15, 1997. This financial statement is the responsibility of the Trustee and Sponsor (see note (e) to the statement of financial condition). Our responsibility is to express an opinion on this financial statement based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit and contracts for the purchase of securities, as shown in the statement of financial condition and schedule of portfolio securities as of January 15, 1997, by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial condition of the National Municipal Trust Series 189 as of January 15, 1997, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


January 15, 1997
New York, New York

                       STATEMENT OF FINANCIAL CONDITION
                           NATIONAL MUNICIPAL TRUST
                                  SERIES 189
                    AS OF DATE OF DEPOSIT, JANUARY 15, 1997

                                TRUST PROPERTY

Sponsor's Contracts to Purchase underlying Securities
  backed by an irrevocable letter of credit(a).........  $   9,846,435.00
Accrued interest to Date of Deposit of underlying
  Securities(a)(b).....................................         92,457.43
Organizational Costs(f)................................         20,000.00
                                                         ----------------
          Total........................................  $   9,958,892.43
                                                         ----------------
                                                         ----------------

                   LIABILITIES AND INTEREST OF UNIT HOLDERS

Liabilities:
     Accrued interest to Date of Deposit of underlying
      Securities(a)(b).................................  $      92,457.43
     Payment of deferred portion of sales charges(g)...        354,975.00
     Accrued Liability(f)..............................         20,000.00
                                                         ----------------
          Total Liabilities............................        467,432.43
                                                         ----------------
Interest of Unit Holders:
     Units of fractional undivided interest
      outstanding:
          Cost to investors(c).........................      9,981,760.00
          Gross underwriting commissions(d)............       (490,300.00)
                                                         ----------------
          Subtotal.....................................      9,491,460.00
                                                         ----------------
          Total........................................  $   9,958,892.43
                                                         ----------------
                                                         ----------------

------------------
(a) The aggregate value of the Securities represented by Contracts to Purchase listed under 'Schedule of Portfolio Securities' included herein and their cost to the Trust are the same. The value is determined by the Evaluator on the basis set forth under Part B--'Public Offering of Units--Public Offering Price.' An irrevocable letter of credit covering Series 189 drawn on Mellon Bank, N.A. in the amount of $12,000,000.00 has been deposited with the Trustee. The amount of the letter of credit includes $9,793,362.50 (equal to the Purchase Price to Sponsor) for the purchase of $10,330,000.00 face amount of Securities pursuant to contracts to purchase Securities, plus $92,457.43 covering accrued interest thereon.

(b) The Trustee will advance $102,482.18 which is an amount equal to the accrued interest on the underlying Securities to the first expected settlement date (normally three business days after purchase) and such amount will be distributed to the Sponsor as the holder of record on such date as set forth under Part B--'Public Offering of Units--Public Offering Price.'

(c) The aggregate Public Offering Price (exclusive of accrued interest) is computed on the basis set forth under Part B--'Public Offering of Units--Public Offering Price.'

(d) The aggregate sales charge of 4.90% of the aggregate offering side evaluation of the Securities (other than the DSC Payment Securities) plus the total sales charge per Unit is computed on the basis set forth under Part B--'Public Offering of Units--Public Offering Price.'

(e) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal control directly related to, and designed to provide reasonable assurance as to the integrity and reliability of financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B--'Public Offering of Units--Public Offering Price.' Under the Securities Act of 1933, as amended (the 'Act'), the Sponsor is deemed to be an issuer of the Trust's Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Registration Statement under the Act and amendments thereto.

(f) A portion of the Trust's organizational costs will be borne by the Trust and will be deferred and amortized over a period of five years.

(g) Represents the aggregate amount of mandatory distributions of $2.96 per Unit per quarter payable the first day of each quarter commencing on May 1, 1997 through February 1, 2000. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied. If Units are redeemed prior to February 2000, the remaining portion of the distribution applicable to such Units will be transferred to such account on the redemption date.

                        SCHEDULE OF PORTFOLIO SECURITIES
                            NATIONAL MUNICIPAL TRUST
                                   SERIES 189

                      ON DATE OF DEPOSIT, JANUARY 15, 1997

PORTFOLIO                 SECURITIES REPRESENTED                               AGGREGATE       INTEREST    DATES OF
   NO.                  BY PURCHASE CONTRACTS(4)(5)                RATING      PRINCIPAL        RATES      MATURITY
---------  -----------------------------------------------------   ------    --------------    --------    --------
    1.     Port of Oakland, California, Revenue Bonds, 1997         AAA      $   110,000.00      3.600%    11/01/97
           Series G.(7) (8) **

    2.     Town of East Hartford, Connecticut, General              Aaa*     $   110,000.00      4.250%     1/15/00
           Obligation Bonds, Issue of 1997, Tax Exempt Bonds.(8)**

    3.     Illinois Health Facilities Authority, Revenue            AAA      $ 1,000,000.00      5.875%     8/15/22
           Refunding Bonds, Series 1997A, (Advocate Health Care
           Network).

    4.     The Martin County Industrial Facilities and Pollution    A        $ 1,250,000.00      6.000%    11/01/25
           Control Financing Authority (North Carolina), Solid
           Waste Disposal Revenue Bonds, (Weyerhaeuser Company
           Project), Series 1995.(7)

    5.     New Mexico Mortgage Finance Authority, Single Family     AAA      $ 1,000,000.00      6.650%     7/01/26
           Mortgage Program Bonds, 1995 Series A.(7)

    6.     New York City Industrial Development Agency, Special     A        $ 1,000,000.00      6.125%     1/01/24
           Facility Revenue Bonds, Series 1994, (Terminal One
           Group Association, L.P. Project).(7)

    7.     New York City Municipal Water Finance Authority,         A-       $ 1,000,000.00      5.875%     6/15/26
           Water and Sewer System Revenue Bonds, Fiscal 1996
           Series B.

    8.     Montgomery County Industrial Development Authority,      A-       $ 1,000,000.00      5.875%    11/15/22
           Retirement Community Revenue Bonds, (Adult
           Communities Total Services, Inc. Obligated Group),
           Series 1996A.

                                                                  YIELD TO
                                OPTIONAL          COST OF         MATURITY
PORTFOLIO   SINKING FUND       REFUNDING         SECURITIES      ON DATE OF
   NO.     REDEMPTIONS(6)    REDEMPTIONS(2)     TO TRUST(3)      DEPOSIT(1)
---------  --------------    --------------    --------------    ----------
    1.         NONE              NONE          $   110,000.00       3.595%


    2.         NONE              NONE          $   110,000.00       4.250%


    3.       8/15/17@100       8/15/07@102     $   996,660.00       5.900%



    4.         NONE           11/01/05@102     $ 1,241,387.50       6.050%




    5.         NONE            7/01/05@102     $ 1,038,120.00       6.150%+


    6.       1/01/20@100       1/01/04@102     $ 1,000,000.00       6.125%+



    7.       6/15/21@100       6/15/06@101     $   996,460.00       5.900%



    8.      11/15/20@100      11/15/06@102     $   977,170.00       6.050%

                       SCHEDULE OF PORTFOLIO SECURITIES
                            NATIONAL MUNICIPAL TRUST
                             SERIES 189 (CONTINUED)



                      ON DATE OF DEPOSIT, JANUARY 15, 1997



PORTFOLIO                 SECURITIES REPRESENTED                               AGGREGATE       INTEREST    DATES OF
   NO.                  BY PURCHASE CONTRACTS(4)(5)                RATING      PRINCIPAL        RATES      MATURITY
---------  -----------------------------------------------------   ------    --------------    --------    --------
    9.     Pine-Richland School District, (Allegheny County,        AAA      $   750,000.00      0.000%     9/01/24
           Pennsylvania), General Obligation Bonds, Series A of
           1996.

   10.     Harris County Health Facilities Development              A-       $ 1,000,000.00      6.625%     6/01/24
           Corporation, Hospital Revenue Bonds, (Memorial
           Hospital System Project), Series 1994A.

   11.     Everett School District No. 2, Snohomish County,         AAA      $   110,000.00      3.900%    12/01/98
           Washington, Unlimited Tax General Obligation Bonds,
           Series 1997.(8) **

   12.     Wisconsin Housing & Economic Development Authority,      AA       $ 1,000,000.00      6.450%     9/01/27
           Home Ownership Revenue Bonds, 1996 Series D. (7)

   13.     Wyoming Community Development Authority, Housing         AA       $ 1,000,000.00      6.550%     6/01/28
           Revenue Bonds, 1996 Series 4. (7)
                                                                             --------------
                                                                             $10,330,000.00
                                                                             --------------
                                                                             --------------

                                                                  YIELD TO
                                OPTIONAL          COST OF         MATURITY
PORTFOLIO   SINKING FUND       REFUNDING         SECURITIES      ON DATE OF
   NO.     REDEMPTIONS(6)    REDEMPTIONS(2)     TO TRUST(3)      DEPOSIT(1)
---------  --------------    --------------    --------------    ----------
    9.         NONE              NONE          $   154,537.50       5.803%



   10.       6/01/15@100       6/01/04@102     $ 1,055,240.00       5.850%+



   11.         NONE              NONE          $   110,000.00       3.898%



   12.       9/01/22@100       9/01/06@102     $ 1,024,560.00       6.150%+


   13.      12/01/16@100       6/01/06@102     $ 1,032,300.00       6.150%+

                                               --------------
                                               $ 9,846,435.00
                                               --------------
                                               --------------

-------------
Notes to Portfolio


(1) Yield of Securities was computed on the basis of offering prices on the Date of Deposit. Evaluation of Securities by the Evaluator is made on the basis of the current offering side evaluation. The offering side evaluation is greater than the current bid side evaluation of the Securities, which is the basis on which Redemption Price per Unit is determined. (See Part B--'Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit,' herein). The aggregate value based on the bid side evaluation at the Evaluation Time on the Date of Deposit was $9,803,115.00 which is $43,320.00 lower than the aggregate Cost of Securities to Trust based on the offering side evaluation of the Trust. On such date the bid side evaluation of the Securities was lower than the offering side evaluation by .44% of the aggregate face amount of the Securities in the Trust. Yield to Maturity on Date of Deposit of Securities was computed on the basis of the offering side evaluation at the Evaluation Time on the Date of Deposit. Percentages in this column represent Yield to Maturity on Date of Deposit unless followed by '+' which indicates yield to an earlier redemption date.



(2) There is shown under this heading the year in which each issue of Securities initially is redeemable by the operation of optional call provisions and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as non-callable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments. Such circumstances include redemptions by issuers utilizing unexpended bond proceeds, proceeds of condemnation or sale of a project, insurance proceeds from the destruction of a project or as a result of other factors. Redemption of a bond at par will result in a loss to Unit Holders to the extent that the value of the bonds at the time of purchase of Units plus the sales charge allocated to such bond exceeds the amount paid upon redemption.


(3) Offering prices of Securities are determined by the Evaluator on the basis stated under Part B--'Public Offering of Units--Public Offering Price' herein. The profit to Sponsor on Deposit totals $53,072.50.



(4) The Contracts to purchase Securities were entered into from January 10, 1997 through January 15, 1997 with the final settlement date expected to be February 4, 1997.


(5) Certain of the Securities may have been purchased from the Sponsor's proprietary accounts or from affiliates.

(6) There is shown under this heading the first year in which an issue of Securities is subject to scheduled sinking fund redemption and the redemption price for that year.

(7) In the opinion of bond counsel to the issuing governmental authorities, interest payments on these bonds will be a tax preference item for individuals and corporations for alternative minimum tax purposes. Normally, the bonds pay interest semiannually. The payment dates can generally be determined based on the date of maturity, i.e., a bond maturing on December 1 will pay interest semiannually on June 1 and December 1 (see 'Tax Status').

(8) DSC Payment Security--The interest payments and principal payments on these Securities will be distributed by the Trust to the Sponsor in payment of the deferred sales charge.

 * Moody's Investors Service rating.

** Represented by contracts to purchase Securities not expected to be settled by the first expected settlement date for Units (when, as and if issued or delayed delivery) with settlement on those Securities expected to take place 1 to 12 days after the first expected settlement date for the purchase of Units.

PROSPECTUS--PART B:

--------------------------------------------------------------------------------

NOTE THAT PART B OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART A.

--------------------------------------------------------------------------------

                            NATIONAL MUNICIPAL TRUST
                                   THE TRUST

     Each Trust set forth in Part A is one of a series of similar but separate unit investment trusts. Unless the context otherwise requires, each trust, including each trust comprising a Multistate Series, a 'State Trust', hereinafter will be referred to as the 'Trust' or the 'Trusts', and as the context requires, for an insured Trust, the 'Insured Trust.' Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement and a related Reference Trust Agreement dated the Date of Deposit (collectively, the 'Indenture'),* among Prudential Securities Incorporated (the 'Sponsor'), The Chase Manhattan Bank (the 'Trustee') and Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. (the 'Evaluator'). On the Date of Deposit, debt obligations and contracts and funds (represented by irrevocable letter(s) of credit issued by major commercial bank(s)) for the purchase of such debt obligations (collectively, the 'Securities') were deposited into the Trust and evaluated at prices equal to the evaluation of such Securities on the offering side of the market (which evaluation takes into account any insurance obtained by the issuers or previous owners of the Securities) as determined by the Evaluator as of the Date of Deposit. The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the 'Certificates') representing the units (the 'Units') comprising the entire ownership of each Trust which Units the Sponsor, through this Prospectus, is offering for sale to the public. The holders of Units (the 'Unit Holders' or 'Unit Holder', as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Securities if they cannot be sold in the secondary market which the Sponsor, although not obligated to do so, proposes to maintain. The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America. Each Trust has a mandatory termination date set forth under Part A--'Summary of Essential Information', but may be terminated substantially prior thereto upon the occurrence of certain events, including a reduction in the value of the Trust below the value set forth under Part A--'Summary of Essential Information'.

     Notwithstanding the availability of the above-mentioned irrevocable letter(s) of credit, it is expected that the Sponsor will pay for the Securities as the contracts for their purchase become due. A substantial portion of such contracts have not become due by the date of this Prospectus. To the extent Units are sold prior to the settlement of such contracts, the Sponsor will receive the purchase price on such Units prior to the time at which it pays for Securities pursuant to such contracts and have the use of such funds during this period.


     During the 90-day period following the first deposit of Securities in the Trust, the Sponsor may deposit in the Trust additional Securities which are substantially similar to the initially deposited Securities (including, in each case, Securities described in purchase contracts, together with cash or a letter of credit to be used to effectuate their purchase) and cash, if required. Any deposit made after the close of such 90-day period must exactly replicate the Securities and any cash (other than cash distributable only to the Sponsor or to Unit Holders who were Unit Holders prior to the date of deposit of the additional Securities) held in the Trust immediately prior to the deposit. Deposits made during the 90-day period following the first deposit of Securities in the Trust shall similarly replicate as to identity of Security and proportion of principal amount represented the Securities and any cash (other than cash distributable only to the Sponsor or to Unit Holders who were Unit Holders prior to the date of deposit) held in the Trust immediately prior to the deposit, except that the additional Securities deposited need only be substantially similar to (rather than identical with) those held in the Trust immediately prior to the deposit and the proportionality requirements need be met only to the extent practicable. Among other things, a failure to meet the proportionality requirements due to establishment by the Sponsor of a minimum amount of a particular Security to be included in a deposit or the fact that a Security identical to a Security in the Trust immediately prior to the deposit is not readily obtainable will be considered as justifying a variation in such requirements.

     The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, with certain exceptions, exempt from all Federal income taxes under existing law through investment in a fixed portfolio of Securities (the 'Portfolio') consisting primarily of investment grade long-term (or intermediate term if so designated in Part A or with maturities as designated in Part A) state, municipal and public authority ('Issuers') debt obligations, and the conservation of capital and, for a Trust with a deferred sales charge ('DSC') feature, the payment of the DSC from the interest payments, if any, on, and the principal paid at the maturity of the Securities held by the Trust for purposes of paying the DSC. In addition, in the opinion of counsel, interest income of each State Trust is exempt, to the extent indicated, from state and any local income taxes in the State for which such State Trust

------------------
* Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

is named. The Securities in the Portfolio of each Trust were, as of the Date of Deposit, rated in the category of BBB or better by Standard & Poor's Corporation, Baa or better by Moody's Investors Service or BBB or better by Fitch Investors Service, Inc. or if not rated had comparable credit characteristics in the opinion of The Prudential Investment Corporation, the Sponsor's affiliate. There is, of course, no guarantee that the Trust's objectives will be achieved. Subsequent to the Date of Deposit, a Security in the Trust may cease to be rated or the rating assigned may be reduced below the minimum requirements of such Trust for the acquisition of Securities. Although such events may be considered by the Sponsor in determining whether to direct the Trustee to dispose of the Security (see 'Sponsor--Responsibility', herein), such events do not automatically require the elimination of such Security from the Portfolio. An investment in the Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates.

     On the Date of Deposit, a Unit of the Trust represented the fractional undivided interest in the Securities and net income of such Trust set forth under Part A--'Summary of Essential Information' in the ratio of 1 Unit for each approximately $1,000 face amount of Securities initially deposited in such Trust. If any Units are redeemed by the Trustee, the face amount of Securities in the Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust pursuant to the Indenture.

     Certain of the Securities in the Portfolio of the Trust are valued at prices in excess of prices at which such Securities may be redeemed in the future. (See Part A--'Schedule of Portfolio Securities' for information relating to the particular series described therein on the Date of Deposit.) To the extent that a Security is redeemed (or sold) at a price which is less than the valuation of such Security on the date a Unit Holder acquired his Units, the proceeds distributable to such Unit Holder in respect of such redemption (or sale) will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder). Such proceeds, however, may be more or less than the valuation of such Security at the time of such redemption (or sale). Similarly, certain of the Securities in the Trust may be valued at a price in excess of their face value at maturity (i.e., such Securities were valued at a premium above par). (See Part A--'Schedule of Portfolio Securities' for information relating to the particular series described therein on the Date of Deposit.) The proceeds distributable to a Unit Holder upon the maturity of a Security which was valued at a premium on the date he acquired his Units will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder).

     The Portfolio of the Trust may consist of Securities the current market value of some of which were below face value. A primary reason for the market value of such Securities being less than face value at maturity is that the interest coupons of such Securities are at lower rates than the current market interest rate for comparably rated debt securities, even though at the time of the issuance of such Securities the interest coupons thereon generally represented then prevailing interest rates on comparably rated debt securities then newly issued. The current yields (coupon interest income as a percentage of market price, ignoring any original issue discount) of such Securities are lower than the current yields (computed on the same basis) of comparably rated debt securities of similar type newly issued at currently prevailing interest rates. Securities selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. A market discount tax-exempt Security held to maturity will have a larger portion of its total return in the form of taxable income or gain and less in the form of tax-exempt income than a comparable Security bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any gain attributable to market discount will not be recognized until maturity, redemption or sale of the Securities or Units. The current yield of such discounted securities carrying the same coupon interest rate and which are otherwise comparable tends to be higher for securities with longer periods to maturity than it is for those with shorter periods to maturity because the market value of such securities with a longer period to maturity tends to be less than the market value of such a bond with a shorter period to maturity. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued bonds will become deeper and if such currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

PORTFOLIO SUMMARY

     The Securities in the Portfolio of the Trust consist of Securities issued by or on behalf of states, counties, municipalities or other political subdivisions of the United States or issued by or on behalf of the Commonwealth of Puerto Rico or possessions of the United States, or municipalities or other political subdivisions thereof. The interest on such Securities is, with certain exceptions, or upon their delivery will be, in each instance, in the opinion of recognized bond counsel to the Issuer of such Securities or by ruling of the Internal Revenue Service, exempt from all Federal income taxes under existing law (but may be subject to state and local taxation). In the case of State Trusts, the Securities are obligations of the specified state or counties, municipalities, authorities or political subdivisions thereof or of the Commonwealth of Puerto Rico or possessions of the United States, interest on which will, in the opinion of recognized bond counsel to the issuing governmental authorities, be exempt under existing law from Federal and the specified state and local income taxes to the extent indicated. (See 'Tax Status'.) Capital gains, if any, will be subject to Federal income tax and, generally, to state and/or local income taxes.

     The Portfolio of the Trust may contain Securities that are general obligations of governmental entities and/or bonds that are guaranteed by governmental entities. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) Such general obligations and guarantees are backed by the taxing power of the respective entities. The ability of the issuer of a general obligation bond to meet its obligation depends largely upon its economic condition. Many issuers rely upon ad valorem real property taxes as a source of revenue. Proposals in the form of state legislative or voter initiatives to limit ad valorem real property taxes have been introduced in various states. It is not presently possible to predict the impact of these or future proposals, if adopted, on states, local governments or school districts or on their abilities to make future payments of their outstanding debt obligations. The remaining issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. This latter group of issues contains Securities that are also supported by the moral obligations of governmental entities. In the event of a deficiency in the debt service reserve funds of moral obligation Securities, the governmental entity having the moral commitment may (but is not legally obligated to) satisfy such deficiency. However, in the event of a deficiency in the debt service reserve funds of Securities not backed by such moral obligations, no such moral commitment of a governmental entity exists.

     The Portfolio of the Trust may contain zero coupon bond(s) (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds, and discount maturity payment bonds) or one or more other Securities which were issued with an 'original issue discount'. 'Original issue discount' bonds are acquired at prices which represent a discount from face amount, principally because such bonds bear interest at rates which are lower than currently-prevailing market rates. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) A discounted bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds, i.e., the market value of zero coupon bonds is subject to greater fluctuation in response to changes in interest rates than is the market value of bonds which pay interest currently. Zero coupon bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the issuer is not obligated to make current interest payments, zero coupon bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. In addition, in the event the portfolio is valued at less than the optional termination value, the Trust may terminate at a time when the only Securities in the portfolio are zero coupon bonds. The sale of such zero coupon bonds at such time may result in a loss to Unit Holders.

     The Portfolio of the Trust may contain Securities of housing authorities payable from revenues derived by state housing finance agencies or municipal housing authorities from repayments on mortgage and home improvement loans made by such agencies. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series therein.) Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of such Federal programs is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease in subsidies available for payment of principal and interest on housing authority bonds. Repayment of housing loans and home improvement loans in a timely manner is dependent on factors affecting the housing market generally and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including failure or inability to increase rentals, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

     The Portfolio of the Trust may contain Securities which are subject to the requirements of Section 103A of the Internal Revenue Code of 1954, as amended, (the '1954 Code'), or Section 143 of the Internal Revenue Code of 1986, as amended (the '1986 Code' or the 'Code'). Sections 103A and 143 provide that obligations issued to provide single family housing will be exempt from Federal income taxation if all of the proceeds of the issue (exclusive of issuance costs and a reasonably required reserve) are used to make or acquire loans which meet requirements including certain requirements which must be satisfied after issuance. If proceeds of the issue are not used to acquire such loans, the issuer may be required to redeem all or a portion of such issue from such uncommitted proceeds to maintain the issue's tax exemption. Bond counsel to each such issuer has issued an opinion that the interest on such Securities was exempt from Federal income tax at the time the Securities were issued. The failure of the issuers of such Securities to meet certain ongoing compliance requirements imposed by Sections 103A and 143 could render the interest on such Securities subject to Federal income taxation, possibly from the date of their issuance. If interest on such

Securities in a Trust is deemed to be subject to Federal income taxation, the loss of tax-exempt status can be expected to adversely affect the market value of such Securities. In this event and under the terms of the Indenture the Sponsor may direct the sale of such Securities. The sale of such Securities in such circumstances is likely to result in a loss to the Trust.

     The Portfolio of the Trust may include certain housing authority obligations whose tax exemption depends upon qualification under Section 103(b)(4)(A) of the 1954 Code, or Section 142 of the 1986 Code, and appropriate Treasury Regulations. Both Sections require that specified minimum percentages of the units in each rental housing project financed by tax-exempt debt are to be continuously occupied by low or moderate income tenants for specified periods. Department of the Treasury Regulations issued under Section 103(b)(4)(A) of the 1954 Code provide that in order to prevent possible retroactive Federal income taxation of interest on such Securities certain conditions must be met. The regulations provide, however, that such retroactive taxation will not occur if the issuer corrects any non-compliance occurring after the issuance of the Securities within a reasonable period after such non-compliance is first discovered or should have been discovered by the issuer. Similar regulations are expected to be issued under 1986 Code Section 142. If the interest on any of the Securities in the Trust that are housing securities should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Securities and, since they would be sold as taxable securities, it is expected that such Securities would have to be sold at a substantial discount from the current market price of a comparable tax-exempt security.

     The Portfolio of the Trust may contain Securities which contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period which typically does not exceed three years from the date of issuance of such Securities. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) In periods in which interest rates decline there may be increased redemptions of housing securities pursuant to such redemption provisions. Such an increase in redemptions may occur because conventional mortgage loans may have become available at interest rates equal to or less than the interest rates charged on the mortgage loans previously made available from the proceeds of such housing securities. Therefore, some issuers of such housing securities may have experienced insufficient demand to complete mortgage loan originations for all of the money made available from such securities. In addition, mortgage loans made with the proceeds of housing securities, in general, do not carry prepayment penalties and therefore certain mortgage loans may be prepaid earlier than their maturity dates. If the issuers of such housing securities are unable to or choose not to reloan these monies, they will generally redeem housing securities in an amount approximately equal to such prepayments. The Sponsor is unable to predict at this time whether such redemptions will be made at a high rate. The disposition of such Securities may result in a loss to the Trust.

     The Portfolio of the Trust may contain Securities in the hospital facilities category that are payable from revenues derived from hospitals and health care facilities which, generally, were constructed or are being constructed from the proceeds of such Securities. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) The continuing availability of sufficient revenues is dependent upon several factors affecting all such facilities generally, including, among other factors, the ability of the facilities to provide the services required by patients, changes in Medicare and Medicaid reimbursement regulations, the success of efforts by the states and the Federal government to limit the cost of health care, changes in contracts between health care institutions and public or private insurers, the timely completion of the construction of projects and achieving and maintaining projected rates of utilization. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in the Trust. Future actions by the Federal government with respect to Medicare and by the Federal and State governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations, or their interpretations, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost control, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of these proposals, if enacted, on any of the Securities in the Portfolio of the Trust.

     The Portfolio of the Trust may contain Securities in the power and electric facilities category payable from revenues derived from power facilities, which generally include revenues from the sale of electricity generated and distributed by power agencies using hydro-electric, nuclear, fossil or other power sources. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) The ability of the issuers of such Securities to make payments of principal of, or interest on, such obligations is dependent, among other things, upon the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems of the power and electric utility industry include difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain technical and cost factors relating to the construction and operation of nuclear power generating facilities, the difficulty of the capital markets in absorbing utility debt and equity securities, the availability of fuel for electric generation at reasonable prices, the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal. Some of the issuers of Securities in the Portfolio may own or operate nuclear facilities for electric generation. Additional considerations in the case of such issuers include the problems associated with the use and disposal of radioactive materials and wastes, and other problems associated with construction, licensing, regulation and operation of such facilities. In addition, Federal, state or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction or operation of nuclear power plants, or the suspension of operation of such plants which have been or are being financed by proceeds of certain of the Securities held in the Portfolio of the Trust. Such delays, suspensions or other action may affect the payment of interest on, or the repayment of the principal amount of, such Securities. The Clean Air Act Amendments of 1990 provide for attainment and maintenance of health protective national ambient air quality standards. The goal of the law is to cut acid rain pollutants by half, sharply reduce urban smog and eliminate most of the toxic chemical emissions from industrial plants by the turn of the century. As enacted, the law affects nearly all electric power facilities that burn oil or coal. Greenhouse effect bills and hazardous waste bills may further increase the cost of utility service. The Sponsor is unable to predict the ultimate form that any such regulations or other governmental action may take or when such legislation may be enacted or the resulting impact on the Securities in the Portfolio of the Trust.


     The Portfolio of the Trust may contain Securities which are in the industrial revenue facilities category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) Industrial Revenue Bonds ('IRBs') are tax-exempt securities issued by states, municipalities or public authorities to finance the cost of acquiring, constructing or improving various projects, including pollution control, environmental improvement, industrial or special airport facilities. IRBs are payable from the income of specific facilities or from payments made by private corporations to the state authorities issuing such bonds. (See 'Tax Status.')

     The Portfolio of the Trust may contain Securities which are in the water and sewer facilities category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) Bonds in the water and sewer facilities category include securities issued to finance public water and sewer projects for water management and supply and sewer control and securities issued by public issuers on behalf of private corporations for such projects. These bonds are payable from the income of specific facilities or from payments made by such private corporations to the state authorities issuing such bonds. The income of such facilities is generated from the payment of user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of 'no growth' zoning ordinances.

     The Portfolio of the Trust may contain Securities which are in the revenue obligations of universities and schools category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) The ability of universities and schools to meet their obligations is dependent upon various factors, including the revenues, costs, and enrollment levels of the institutions. In addition, their ability may be affected by declines in enrollment and tuition revenue, the availability of Federal, state and alumni financial support, the method and validity, under state constitutions, of present systems of financing public education, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments. Studies undertaken by public and private groups differ with respect to statistics and projections for postsecondary enrollment at educational institutions in the 1990s.

     The Portfolio of the Trust may contain Securities in the pollution control facilities category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) Bonds in the pollution control facilities category include securities issued to finance public water, sewage or solid waste treatment facilities and securities issued by a public issuer on behalf of a private corporation to provide facilities for the treatment of air, water and solid waste pollution. These Securities are payable from the income of specific facilities, state authorities or from payments made by such private corporations.

     The Portfolio of the Trust may contain Securities which are in the redevelopment facilities category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) The purpose of redevelopment is to revitalize deteriorated and/or underdeveloped areas within a community. As new construction progresses, property values normally increase significantly and the ultimate result is a proportionate increase in ad valorem property tax revenues. However, if, due to various economic factors, the assessed valuation is reduced, such reduction may result in insufficient tax revenues, which could in turn impair the ability of the issuer to make payments of principal and/or interest on the bonds when due. A reduction in property tax rates or delinquencies in the payment of property taxes could have a similar adverse effect.

     The Portfolio of the Trust may contain Securities in the resource recovery category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) The issuers of such Securities are municipalities or agencies or authorities thereof that have allocated the proceeds of the issue towards the construction and operation of a resource recovery facility operated by a corporate operator. Payments on the bonds are dependent upon the creditworthiness of the corporate operator of the particular project. The operation of such facilities typically depends upon the delivery thereto of specified quantities of solid waste from which refuse-derived fuel can be extracted and in turn converted into electricity or steam by the facility. The operation of the facility may be limited or totally curtailed from operating because of failure to comply with governmental regulations concerning the environment, failure to obtain necessary environmental permits, zoning permits and other municipal ordinances or inability to maintain or renew such permits because of an inability to comply with changes in government environmental regulations. If the resource recovery facility is unable to operate or cannot operate at full capacity, the corporate operator of such facility will be unable to generate revenues necessary to cover payments on the resource recovery bonds. Furthermore, the corporate operator's revenue is typically derived from the sale of the power generated by the facility to a power agency or company under a power purchase agreement. The continued flow and level of payments made by the corporate operator might therefore depend upon the financial condition of the purchaser under such a power agreement and the operator's continued ability to generate the minimum amount of power required to be delivered thereunder. Such a purchaser may be subject to the various general problems and risks associated with the power industry and the regulatory environment in which it operates. A decline in price of the extracted materials or the electricity or steam created by the facility may also result in insufficient revenues generated by the corporate operator as will an increase in its operating costs. Finally there may be technological risks that become apparent in the long run that are not presently apparent because of the relatively short history of these facilities which risks may involve the successful construction or operation of such facilities.

     The Portfolio of the Trust may contain Securities of issuers in the transportation facilities category. Bonds in the transportation facilities category may be used to finance capital projects in connection with bridges, highways, airports, tunnels, bus terminals, ports or other property owned by transportation authorities. These bonds are generally payable from the income of the specific facilities, existing facilities or future sales of bonds. The risks of an investment in such bonds include a deterioration of national and regional economic conditions, including fuel availability and costs, labor and equipment costs and the nature of governmental regulations with respect to transportation, commerce, energy, safety and environmental protection. Revenue of toll facilities may be affected by lower costs of alternative modes of transportation or construction and operation in its vicinity of another transportation facility which could alter established transportation patterns. Other risks include reductions in various Federal programs and a shift in local demographic trends.

     The Portfolio of the Trust may contain Securities which are in the special tax bond category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Special tax bonds are not secured by the general tax revenues of the municipality and they do not represent general obligations of the municipality. Therefore, the ability of the issuers of special tax bonds to pay interest and/or principal on special tax bonds may be adversely affected by the inability to collect all or part of the special tax due to various factors including: a general decline in the local economy or population, inability or failure to pay the special tax, failure to develop property backing certain special tax bonds for reasons including prohibitions or restraints on development such as failure to receive regulatory agency approval for development and fluctuations in the real estate market, a decline in the value of projects backing certain tax bonds, natural disasters or environmental hazards.

     The Portfolio of the Trust may contain Securities which are in the tax allocation bond category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) These Securities are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located ('project areas'). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

     The Portfolio of the Trust may contain Securities secured in whole or in part by governmental payments, pursuant to a lease agreement, service contract, installment sale or other agreement. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) A governmental entity that enters into such an agreement cannot obligate future governments to make payments thereunder, but generally has covenanted to take such action as is necessary to include all such payments due under such agreement in its annual budgets and to make the appropriations therefor. However, a budgetary imbalance in future fiscal years could affect the ability and willingness of the governing legislative body to appropriate, and the availability of monies to make, the payments provided for under such agreement. The failure of a governmental entity to meet its obligations under such an agreement could result in an insufficient amount of funds to cover the debt service on the Securities.

     The Portfolio of the Trust may contain Securities in the certificates of participation category. (See Part A--'Portfolio Summary as of Date of Deposit' for information relating to the particular series described therein.) Each certificate represents an undivided and proportionate interest in lease or installment purchase payments to be made by governmental entities (which are the participants) to a third party for the use and possession or acquisition of a particular project or equipment. Each payment is divided into an interest portion and a principal portion, the interest portion of which constitutes tax-exempt interest in the opinion of special counsel retained in connection with the issue. The third party assigns its rights to the payments to a trustee for the benefit of the certificate holders. The amounts paid to the trustee by the participants are used to make the payments of principal and interest due with respect to the certificates. The obligation of a participant to make the payments does not constitute an obligation for which the participant is obligated to levy or pledge any form of taxation.

     The Portfolio of the Trust may contain obligations of issuers located in the Commonwealth of Puerto Rico. (See Part A--'Portfolio Summary as of Date of Deposit.') The ability of the issuers of such bonds to meet their obligations may be affected by the economic and social problems facing Puerto Rico. Unemployment in Puerto Rico remains high by United States standards. The island's per capita personal income has been lower than in any state of the United States. Transfer payments from the United States Government under various social welfare programs (such as food stamps, social security and veterans' benefits) contribute significantly to personal income.

     The economy of Puerto Rico is closely integrated with that of the mainland United States and is largely dependent for its development on U.S. policies and programs that could be eliminated by the U.S. Congress. Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs which may not always be available. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. Growth in the Puerto Rican economy will depend on several factors including the state of the U.S. economy.

     The Puerto Rican economy consists principally of manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar), tourism and the service sector (including finance, insurance, and real estate). Since Puerto Rico is an island and is heavily dependent upon imports and exports, maritime and air transportation are of basic importance to its economy. The manufacturing and service sectors generate the largest portion of gross product. Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The finance, insurance and real estate components of this sector have recently experienced the most growth. The level of tourism is affected by various factors, including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

     The government sector of the Commonwealth plays an important role in the economy of the island. Since World War II, the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rican sugar production.

     The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, prior to 1996, Section 936 of the Internal Revenue Code generally provided deferral of Federal income taxes for U.S. companies operating on the island until profits are repatriated.
Section 936 was repealed by the Small Business Job Protection Act of 1996. It is expected that the repeal of Section 936 will have a strongly negative impact on Puerto Rico's economy.

     There have for many years been two major viewpoints in Puerto Rico with respect to the island's relationship to the United States, one essentially favoring the existing commonwealth status (but with modifications providing for greater local autonomy), and the other favoring statehood. A third viewpoint favors independence from the United States. The Sponsor cannot predict what effect, if any, a change in the relationship between Puerto Rico and the United States would have on the issuers' ability to meet their obligations.

     Certain Securities in each Trust may be purchased by the Sponsor on a 'when, as and if issued' basis; that is, they may not yet be issued by their governmental entities on the Date of Deposit (although such governmental entities are committed to issue such Securities). Contracts relating to such 'when, as and if issued' Securities may not settle by the first settlement date for Units. Moreover, the delivery of such Securities may be delayed or may not occur. Unit Holders who purchase Units prior to settlement of such Securities will be 'at risk' with respect to these Securities (i.e., they may derive either gain or loss from changes in the prices of the Securities) from the date they commit to purchase such Units. Interest on the Securities begins accruing to the benefit of Unit Holders as municipal interest on the respective delivery dates of such Securities. In order to provide level interest payments to Unit Holders where the Trust purchases Securities which will settle after the settlement date for Units, the Trustee will reduce its fee over a period of time in an amount equal to the amount of interest that would have so accrued on such Securities between the initial settlement date for the Units and the delivery date of any such Securities as if such Securities had been delivered prior to purchase of the Units. The reduction of the Trustee's fee eliminates the necessity of reducing regular monthly interest distributions until such Securities are delivered. The Trustee will be reimbursed for the reduction in its fee by the Sponsor. To the extent that the delivery of such Securities is delayed beyond their respective expected delivery dates, the Estimated Current Returns and Estimated Long-Term Return for the first year may be lower than indicated in the 'Summary of Essential Information' in Part A.

     Each Trust consists of the Securities (or contracts to purchase such Securities together with an irrevocable letter or letters of credit for the purchase of such contracts) listed under Part A--'Schedule of Portfolio Securities' herein, as long as such Securities may continue to be held from time to time in the Trust (including certain securities deposited in the Trust in exchange or substitution for any Securities pursuant to the Indenture) together with accrued and undistributed interest thereon and undistributed and uninvested cash realized from the disposition of Securities. BECAUSE CERTAIN OF THE SECURITIES FROM TIME TO TIME MAY BE REDEEMED OR WILL MATURE IN ACCORDANCE WITH THEIR TERMS OR MAY BE SOLD UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT THE TRUST WILL RETAIN FOR ANY LENGTH OF TIME ITS PRESENT SIZE AND COMPOSITION. THE TRUSTEE HAS NOT PARTICIPATED IN THE SELECTION OF SECURITIES FOR THE TRUST, AND NEITHER THE SPONSOR NOR THE TRUSTEE WILL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY SECURITIES.

     In the event that any contract for the purchase of any Security fails, the Sponsor is authorized under the Indenture, subject to the conditions set forth below, to instruct the Trustee to acquire other securities (the 'Replacement Securities') for inclusion in the portfolio of a Trust. Any Replacement Securities must be deposited not later than the earlier of (i) the first Monthly Distribution Date of the Trust or (ii) 90 days after the Trust was established. The cost and aggregate principal amount of the Replacement Securities may not exceed the cost and aggregate principal amount of the Securities which they replace. In addition, the Replacement Securities must (1) be tax-exempt bonds;
(2) have a fixed maturity date in the same category as the Security replaced;
(3) be purchased at a price that results in a yield to maturity and in a current return, in each case as of the execution and delivery of the Indenture, which is approximately equivalent to the yield to maturity and current return of the Securities which they replace; (4) be purchased within twenty days after delivery of notice of the failed contracts; (5) for an Insured Trust, be insured either by insurance obtained by the issuer or under a Portfolio Insurance policy obtained by a Trust and be eligible for Permanent Insurance and not cause the Units of an Insured Trust to cease to be rated AAA by Standard & Poor's and (6) for a trust which is not an insured trust, be rated by at least one national rating organization in the same category as the Security which it replaces or have, in the opinion of the Sponsor's affiliate, comparable credit characteristics. Whenever a Replacement Security has been acquired for the Trust, the Trustee will, within five days thereafter, notify all Unit Holders of the acquisition of the Replacement Security.

     In the event a contract to purchase Securities fails and Replacement Securities are not acquired, the Trustee will, not later than the second Monthly Distribution Date, distribute to Unit Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Securities, the remaining moneys will be distributed to Unit Holders not later than the second Monthly Distribution Date. Moreover, the failed contract will reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return.

     To the best knowledge of the Sponsor, there was no material litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation may affect the validity of such Securities or the tax-free nature of the interest thereon. Although the outcome of litigation of such nature cannot be predicted, opinions of bond counsel are delivered with respect to each Security on the date of issuance to the effect that such Security has been validly issued and that the interest thereon is exempt from Federal income tax under then existing law. If legal proceedings are instituted after the Date of Deposit seeking, among other things, to restrain or enjoin the payment of principal or interest on any of the Securities or attacking their validity or the authorization or existence of the issuer, the Sponsor may, in accordance with the Indenture, direct the Trustee to sell such Securities and distribute the proceeds of such sale to Unit Holders. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities (e.g., state legislative proposals or voter initiatives to limit ad valorem real property taxes).

     Under the Federal Bankruptcy Code, political subdivisions, public agencies or other instrumentalities of any state (including municipalities) which are insolvent or unable to meet their debts as they mature and which meet certain other conditions may file a petition in Federal bankruptcy court. Generally, the filing of such a petition operates as a stay of any proceeding to enforce a claim against the debtor. The Federal Bankruptcy Code also requires the debtor to file a plan for the adjustment of its debts which may modify or alter the rights of creditors. Under such a plan the Federal bankruptcy court may permit the debtor to issue certificates of indebtedness which have priority over existing creditors and which could be secured. Any plan of adjustment confirmed by the court must be approved by the requisite majorities of creditors of different classes. If confirmed by the bankruptcy court, the plan would be binding upon all creditors affected by it. The Sponsor is unable to predict the effect these bankruptcy provisions may have on the Trust.

     Most of the Securities are subject to redemption prior to their stated maturity dates pursuant to optional refunding redemption and/or sinking fund provisions. In general, optional refunding redemption provisions are more likely to be exercised when the evaluation of a Security is at a premium over par than when it is at a discount from par. Generally, the evaluation of Securities will be at a premium over par when market interest rates fall below the coupon rate on such Securities. In addition, certain Securities may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Securities. The redemption of a Security at par may result in a loss to the Trust. See Part A--'Schedule of Portfolio Securities' for those Securities in the Portfolio of a Trust which as of the date of such schedule had an offering side evaluation in excess of par. Certain Securities in the Portfolio may be subject to sinking fund provisions during the life of a Trust. Such provisions are designed to redeem a significant portion of an issue of Securities gradually over the life of such issue. Particular bonds of an issue of Securities to be redeemed are generally chosen by lot. The 'Schedule of Portfolio Securities' herein contains a listing of the optional refunding and sinking fund redemption provisions, if any, with respect to each of the Securities.

     BECAUSE THE REDEMPTION PRICE AND THE SPONSOR'S REPURCHASE PRICE ARE BASED ON BID PRICES FOR THE SECURITIES, THEY MAY BE LESS THAN THE PRICE PAID BY A UNIT HOLDER PURCHASING IN THE PRIMARY MARKET (OFFERING PRICES ARE NORMALLY HIGHER THAN BID PRICES). DUE TO FLUCTUATIONS IN THE MARKET PRICE OF THE SECURITIES IN THE PORTFOLIO AND THE FACT THAT THE PUBLIC OFFERING PRICE INCLUDES A SALES CHARGE, AMONG OTHER FACTORS, THE AMOUNT REALIZED BY A UNIT HOLDER UPON THE REDEMPTION OR SALE OF UNITS MAY BE LESS THAN THE PRICE PAID FOR SUCH UNITS BY THE HOLDER. (SEE 'RIGHTS OF UNIT HOLDERS--REDEMPTION--COMPUTATION OF REDEMPTION PRICE PER UNIT', HEREIN.)

     Unit Holders of a Trust not designated as Insured should omit the following and continue with 'Objectives and Securities Selection'. All of the Securities in any Series not identified as insured are not insured and the following section 'Insurance on the Securities in the Portfolio of an Insured Trust' is inapplicable to such Series.

INSURANCE ON THE SECURITIES IN THE PORTFOLIO OF AN INSURED TRUST

     Certain of the Securities in an Insured Trust are insured to maturity by AMBAC, CapMAC, ConnieLee, FSA, MBIA, MBIAC, BIGI+ and/or Financial Guaranty (the 'Insurance Companies') at the cost of the issuer of such Security and the remainder of the Securities are insured by Financial Guaranty under a Portfolio Insurance policy obtained by such Insured Trust (see Part A--'Portfolio Summary as of Date of Deposit' for the percentage of the Securities in a Trust insured by insurance obtained by the issuer and the percentage for which a Trust purchased Portfolio Insurance). The respective insurance policies are noncancellable and, except in the case of any Portfolio Insurance, will continue in force so long as Securities are outstanding and the insurers remain in business. The insurance policies guarantee the scheduled payment of principal and interest on but do not guarantee the market value of the Securities covered by each policy or the value of the Units. The value of any insurance obtained by the issuer of a Security is reflected and included in the market value of such Security. In the event the issuer of an insured Security defaults in payment of interest or principal the insurance company insuring the Security will be required to pay to the Trustee any interest or principal payments due. Payment under the insurance policies is to be made in respect of principal of and interest on Securities covered thereby which becomes due for payment but is unpaid. Each such policy provides for payment of the defaulted principal or interest due to a trustee or paying agent. In turn, such trustee or paying agent will make payment to the bondholder (in this case, the Trustee) upon presentation of satisfactory evidence of such bondholder's right to receive such payment. The single premium for any insurance policy or policies obtained by an issuer of Securities has been paid in advance by such issuer and any such policy or policies are noncancellable and will continue in force so long as the Securities so insured are outstanding. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security. Contracts to purchase Securities are not covered by insurance although Securities underlying such contracts are covered by insurance upon physical delivery to the Trust.

------------------
+ Securities originally insured by BIGI have been reinsured by MBIAC pursuant to reinsurance agreements.

     A description of each of the insurers follows:

  AMBAC Indemnity Corporation

     AMBAC Indemnity Corporation ('AMBAC Indemnity') is a Wisconsin-domiciled stock insurance company, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin. Such regulation, however, is no guarantee that AMBAC Indemnity will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. AMBAC Indemnity is licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,060,000,000 (unaudited) and statutory capital of approximately $1,178,000,000 (unaudited) as of June 30, 1994. Statutory capital consists of statutory contingency reserve and AMBAC Indemnity's policyholders' surplus. AMBAC Indemnity is a wholly owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's Corporation have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity. The address of the administrative offices of AMBAC Indemnity is One State Street Plaza, New York, New York 10004.

  Capital Markets Assurance Corporation

     Capital Markets Assurance Corporation ('CapMAC') is a New York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is licensed in 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies. Neither CapMAC Holdings Inc. nor any of its stockholders is obligated to pay any claims under any surety bond issued by CapMAC or any debts of CapMAC or to make additional capital contributions. CapMAC is wholly owned by CapMAC Holdings Inc., a company that is owned by a group of institutional and other investors, including CapMAC's management and employees. As of December 31, 1993 and 1992, CapMAC had statutory capital and surplus of approximately $146.4 million and $148.0 million, respectively. CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Corporation and Duff & Phelps, Inc. The address of CapMAC is 885 Third Avenue, New York, New

York 10022.

  Connie Lee Insurance Co.

     Connie Lee Insurance Co. ('ConnieLee'), a Wisconsin stock insurance company, is a wholly owned subsidiary of the College Construction Loan Insurance Association, an insurance holding company authorized and established by Congress as a private corporation under the laws of the District of Columbia. The legislation establishing the company stipulated that it provide a mix of direct insurance and reinsurance business to issuers incurring debt obligations for an 'educational facilities purpose.' The enabling legislation calls for ConnieLee to provide credit enhancement services to colleges, universities, teaching hospitals, and other educational institutions. As of June 30, 1994 policyholders' surplus (unaudited) was $105,010,000, stockholders' equity (unaudited) was $142,913,000 and total assets (unaudited) were $227,149,000. Standard & Poor's Corporation has rated the claims-paying ability of ConnieLee 'AAA'. The address of ConnieLee is 2445 M Street, N.W., Washington, D.C. 20037.

  Financial Security Assurance

     Financial Security Assurance ('FSA') is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ('Holdings'), a New York Stock Exchange listed company. Holdings is owned approximately 60.5% by U S WEST Capital Corporation ('U S WEST'), 7.6% by Fund American Enterprises Holdings, Inc. ('Fund American'), and 7.4% by The Tokio Marine and Fire Insurance Co., Ltd. ('Tokio Marine'). U S WEST is a subsidiary of U S WEST, Inc., which operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and mid-western United States. Fund American is a financial services holding company whose principal operating subsidiary is one of the nation's largest mortgage servicers. Tokio Marine is a major Japanese property and casualty insurance company. U S WEST has announced its intention to dispose of its remaining interest in Holdings as part of its strategic plan to withdraw from businesses not directly involved in telecommunications. Fund American has certain rights to acquire additional shares of Holdings from U S WEST and Holdings. No shareholder of Holdings is obligated to pay any debt of FSA or any claim under any insurance policy issued by FSA or to make any additional contribution to the capital of FSA. FSA and its two wholly owned subsidiaries are licensed to engage in financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

     FSA and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy.

     As of June 30, 1994, the unearned premium reserve of FSA was $206,026,000 (unaudited) and its total shareholder's equity was $530,024,000 (unaudited). FSA's claims-paying ability is rated 'Aaa' by Moody's Investors Service, Inc. and 'AAA' by Standard & Poor's Corporation. The principal executive offices of Financial Security are located at 350 Park Avenue, New York New York 10022.

  MBIA

     The insurance companies comprising MBIA and their respective percentage liabilities are as follows: The Aetna Casualty and Surety Company, thirty-three percent (33%); Fireman's Fund Insurance Company, thirty percent (30%); The Travelers Indemnity Company, fifteen percent (15%); Cigna Property and Casualty Company, twelve percent (12%); and The Continental Insurance Company, ten percent (10%). As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligation of any other member of MBIA. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations. The total New York statutory assets of the participating insurance companies as of June 30, 1994 was $34,872,354,000, the statutory liabilities were $28,955,229,000 and policyholder's surplus was $5,917,125,000. Standard & Poor's Corporation rates all new issues insured by MBIA 'AAA' and Moody's Investors Service rates all bond issues insured by MBIA 'Aaa'. The address of MBIA is 113 King Street, Armonk, New York 10504.

  MBIAC

     MBIAC (The Municipal Bond Investors Assurance Corporation) is the principal operating subsidiary of MBIA, Inc. Neither MBIA, Inc. nor its shareholders are obligated to pay the debts of or claims against MBIAC. MBIAC is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

     As of June 30, 1994, MBIAC had admitted assets (unaudited) of $3.3 billion, total liabilities (unaudited) of $2.2 billion, and total capital and surplus (unaudited) of $1.1 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's Corporation rates all new issues insured by MBIAC and Moody's Investors

Service rates all bond issues insured by MBIAC 'AAA' and 'Aaa', respectively. The address of MBIAC is 113 King Street, Armonk, New York 10504.

  Portfolio Insurance

     In an effort to protect Unit Holders against delay in payment of interest and against principal loss, insurance ('Portfolio Insurance') may be obtained by an Insured Trust from Financial Guaranty for those Securities not insured by the issuer, guaranteeing the scheduled payment of interest and principal with respect to certain of the Securities deposited in and delivered to an Insured Trust. Any Portfolio Insurance policy obtained by an Insured Trust will be noncancellable and will continue in force so long as an Insured Trust is in existence and the securities described in the policy continue to be held by an Insured Trust (see Part A--'Schedule of Portfolio Securities') and Financial Guaranty remains in business. As a result of any such Portfolio Insurance and any Insurance obtained by the issuer from the Insurance Companies the Units of an Insured Trust were rated AAA by Standard & Poor's Corporation as of the Date of Deposit. (See 'Bond Ratings'.) Portfolio Insurance obtained by an Insured Trust is effective only while the Securities thus insured are held in an Insured Trust.

     Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Security is issued by the Insurance Company. A single premium is paid by the issuer for Securities insured by the issuer. A monthly premium is paid by an Insured Trust for the Portfolio Insurance obtained by such Insured Trust. Upon the sale of a Security from an Insured Trust, the Trustee, pursuant to an irrevocable commitment of Financial Guaranty, has the right to obtain permanent insurance (i.e., insurance to maturity of the Security regardless of the identity of the holder thereof) ('Permanent Insurance') with respect to such Security upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Security. An Insured Trust will obtain and pay a premium for the Permanent Insurance upon the sale of a Security if the Sponsor determines that such sale will result in a net realization greater than would the sale of such Security without the purchase of such Permanent Insurance. Accordingly, any Security covered by Portfolio Insurance in an Insured Trust is eligible to be sold on an insured basis. The premium for any Permanent Insurance with respect to a Security is determined based upon the insurability of such Security as of the Date of Deposit and will not be increased or decreased thereafter. Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty 'AAA' and 'Aaa', respectively.

     Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for any Portfolio Insurance obtained and any Permanent Insurance obtainable by an Insured Trust unless a Security is in default in payment of principal or interest or in significant risk of such default. The value of any Permanent Insurance will be equal to the difference between (i) the market value of defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance.

     Nonpayment of premiums on a Portfolio Insurance policy obtained by an Insured Trust will not result in the cancellation of the insurance but will permit Financial Guaranty to take action against the Insured Trust to recover premium payments due it. Premium rates for each issue of Securities protected by Portfolio Insurance obtained by an Insured Trust are fixed for the life of an Insured Trust.

     Under the provisions of a Financial Guaranty insurance policy, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the 'Fiscal Agent'), that portion of the principal of and interest on a Security which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Security and which has not been paid by insurance of the Security obtained by the issuer. The term 'due for payment' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When used in reference to interest on a Security, the term 'due for payment' means the stated date for payment of interest. When, however, the interest on a Security shall have been determined (as provided in the underlying documentation relating to such Security) to be subject to Federal income taxation, the term 'due for payment' also means, (i) when referring to the principal of such Security, the date on which such Security has been called for mandatory redemption as a result of such determination of taxability, and (ii) when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

     Financial Guaranty will make any such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon any such disbursement, Financial Guaranty shall become the owner of the Security, appurtenant coupon or right to payment of principal or interest on such Security, and shall succeed to all of the Trustee's rights thereunder, including the right to payment thereof.

     In determining whether to insure bonds, Financial Guaranty applies its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. Financial Guaranty's determination to issue insurance with respect to a bond is made prior to or on the date of deposit of a bond in an Insured Trust. Any Portfolio Insurance obtained by an Insured Trust covers certain Securities deposited in an Insured Trust and physically delivered to the Trustee or a custodian for an Insured Trust in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered bonds, or registered in the name of the Trustee or its nominee in the case of Securities held in book-entry form. Contracts to purchase Securities are not covered by insurance obtained by an Insured Trust although Securities underlying such contracts are covered by insurance upon physical delivery to the Trust.

     Insurance obtained by an Insured Trust or by the Security issuer does not guarantee the market value of the Securities or the value of the Units. Any Portfolio Insurance obtained by an Insured Trust is effective only as to Securities owned by and held in such Insured Trust. In the event of a sale of any such Security by the Trustee, the Portfolio Insurance terminates as to such Security on the date of sale but the Trustee may exercise the right to obtain Permanent Insurance with respect to the Security upon the payment of an insurance premium from the proceeds of the sale of such Security. Except as indicated below, Portfolio Insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. The Evaluator will attribute a value to the Portfolio Insurance obtained by an Insured Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Securities covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. (See 'Public Offering of Units--Public Offering Price'.) Insurance obtained by the issuer of a Security is effective so long as such Security is outstanding. Such insurance may be considered to represent an element of market value in regard to the Securities thus insured.

     A contract of Portfolio Insurance relating to an Insured Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Trust. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with a Trust or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Guaranty. Neither an Insured Trust nor the Units nor the Portfolio is insured directly or indirectly by FGIC Corporation.

     The purpose of any Portfolio Insurance obtained by an Insured Trust is to obtain a higher yield on the Securities in the Portfolio than would be available if all the Securities in such Portfolio had the Standard & Poor's Corporation 'AAA', Moody's Investors Service 'Aaa' and/or Fitch Investors Service, Inc. 'AAA' rating(s) and, at the same time, to have the protection of Portfolio

Insurance with respect to scheduled payment of interest and principal on the Securities. There is, of course, no certainty that such purpose will be realized.

  Financial Guaranty

     Financial Guaranty Insurance Company ('Financial Guaranty') is a wholly-owned subsidiary of FGIC Corporation (the 'Corporation'), a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984. The Corporation is a subsidiary of General Electric Capital Corporation. The Corporation and General Electric Capital Corporation are not obligated to pay the debts of or the claims against Financial Guaranty.

     Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust portfolios, provides insurance for all or portions of new issues of municipal bonds and notes and municipal bonds and notes held by mutual funds. Financial Guaranty expects to provide other forms of financial guaranties in the future. It is also authorized to write fire, property damage liability, workmen's compensation and employer's liability and fidelity and surety insurance. As of June 30, 1994, the total capital and surplus of Financial Guaranty was approximately $850,000,000 as reported to the State of New York Insurance Department. Although the Sponsor has not undertaken an independent investigation of Financial Guaranty, the Sponsor is not aware that the information herein is inaccurate or incomplete.

     Financial Guaranty is currently licensed or otherwise authorized to provide insurance in 49 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its commitments or contracts of insurance in the event claims should be made thereunder at some time in the future. Fitch Investors Service, Inc., Standard & Poor's Corporation and Moody's Investors Service have rated the claims paying ability of Financial Guaranty 'AAA', 'AAA' and 'Aaa', respectively. The address of Financial Guaranty is 115 Broadway, New York, New York 10006.

     The information relating to the above referenced insurers has been furnished by publicly available sources including the respective issuers. The financial information contained herein with respect to Financial Guaranty is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof, but the Sponsor is not aware that the information herein is inaccurate or incomplete.

     Because the Securities in an Insured Trust are insured by the Insurance Companies as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the Insurance Companies, Standard & Poor's Corporation has assigned a 'AAA' investment rating to Units of an Insured Trust. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See 'Bond Ratings.') The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the 'AAA' investment rating with respect to the Securities or Units will be maintained.

OBJECTIVES AND SECURITIES SELECTION

     The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law, excludable from gross income for Federal income tax purposes through investment in a fixed portfolio consisting primarily of investment grade long-term (or intermediate term if so designated in Part A or with maturities as designated in Part A) state, municipal and public authority debt obligations, and the conservation of capital and, in the case of a Trust with a deferred sales charge feature 'DSC', the payment of the DSC from the interest payments, if any, on, and the principal paid at the maturity of the Securities deposited to pay the DSC. There is, of course, no guarantee that a Trust's objectives will be achieved.

     The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof (collectively, 'Prudential') has selected and negotiated for the Securities purchased by the Sponsor. In selecting Securities for a Trust, Prudential considered factors established by the Sponsor including, among others, the following: (a) ratings as of the Date of Deposit in the category of BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service or BBB or better by Fitch Investors Service, Inc. (see 'Bond Ratings') or comparable credit characteristics in the opinion of Prudential, (b) maturities or mandatory payment dates consistent with the life and objectives of a Trust, (c) yields of the Securities relative to other securities of comparable quality and maturity, (d) the availability and cost of, rating of the claims paying ability of an insurer of, insurance of the scheduled payment of principal and interest, when due, on the Securities in an Insured Trust, and (e) diversification of the Securities as to purpose and location of Issuer (purpose only in the case of State Trusts).

     Prudential, for selecting and negotiating the purchase of the Securities, will receive from the Sponsor a fee based on the face amount of Securities selected and a portion of the Sponsor's net profit on the Date of Deposit.

     The Trust may contain Securities which were acquired through the Sponsor's participation as sole underwriter or manager or as a member of the underwriting syndicate for such Securities. (See Part A--'Portfolio Summary.') An underwriter typically purchases securities, such as the Securities in each Trust, from the issuer on a negotiated or competitive bid basis in order to market such securities to investors at a profit.

     The yields on Securities of the type deposited in each Trust are dependent on a variety of factors, including interest rates, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings represent the opinions of the rating organizations as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon with different ratings may have the same yield.

ESTIMATED ANNUAL INCOME PER UNIT

     On the Date of Deposit the Estimated Net Annual Income per Unit of the Trust was the amount set forth above under Part A--'Summary of Essential Information.' This figure is computed by dividing the aggregate net annual interest income (i.e., less estimated annual fees and expenses of the Sponsor, the Trustee, counsel and the Evaluator), ignoring any original issue discount, by the number of Units outstanding. Thereafter, the net annual interest income per Unit for the Trust will change whenever Securities mature, are redeemed or are sold, or as the expenses of the Trust change. The fees of the Trustee, the Sponsor, counsel and the Evaluator are subject to change without the consent of Unit Holders, to the extent provided under 'Expenses and Charges.'

     Interest on the Securities, less estimated expenses of the Trust, is expected to accrue at the daily rate shown under Part A--'Summary of Essential Information.' This rate will change as Securities mature, are redeemed or are sold, or as the expenses of the Trust change.

     The Public Offering Price will vary due to fluctuations in the offering and/or bid prices of the Securities and the net annual interest income per Unit may change as Securities mature, are redeemed or are sold or as the expenses of the Trust change.

                                   TAX STATUS

     In the opinion of bond counsel to the issuing governmental authorities, interest income on the Securities comprising the Portfolio of the Trust is (except in certain instances depending upon the Unit Holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance. In the case of Securities issued at a time when the 1954 Code was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the 'Code' or the '1986 Code') has not adversely affected the exemption from Federal income tax of interest income on such Securities. Gain (exclusive of any earned original issue discount) realized on sale or redemption of the Securities or on sale of a Unit is, however, includible in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Securities selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

     In the opinion of Messrs. Cahill Gordon & Reindel, special counsel for the Sponsor, under existing law:

          The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on an underlying Security which is exempt from Federal income tax under the Code when received by the Trust will retain its status as tax exempt interest for Federal income tax purposes to the Unit Holders.

          Each Unit Holder will be considered the owner of a pro rata portion of the Trust's assets under Sections 671-678 of the Code. Each Unit Holder will be considered to have received a pro rata share of interest derived from the Trust's assets when it is received by the Trust and each Unit Holder will have a taxable event when an underlying Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells Units. The total tax cost of each Unit will equal the cost of Units (including the up-front sales charge) plus the amount of organizational expenses borne by the Unit Holder and the portion of the deferred sales charge paid from interest on the DSC Payment Securities. The total tax cost of each Unit to a Unit Holder is allocated among each of the underlying Securities (in accordance with the proportion of the Trust's assets comprised by each Security) in order to determine the Unit Holder's per Unit tax cost for each Security, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Security. Therefore, under some circumstances a Unit Holder may realize taxable gains when Units are sold or redeemed for an amount equal to or less than the Unit Holder's original cost. The relevant tax reporting forms sent to Unit Holders will reflect the actual amount paid to them net of any deferred sales charge. Accordingly, Unit Holders should not increase the total cost for their Units by the amount of the principal of DSC Payment Securities used to pay a portion of the deferred sales charge.


          When a contract to acquire an underlying Security is settled after the Unit Holder's settlement date for a Unit, the Unit Holder's proportionate share of the interest accrued on the underlying Security on the Security settlement date will exceed the portion of the purchase price that was allocable to interest accrued on the Unit settlement date. A Unit Holder will not be subject to Federal income tax on the Unit Holder's proportionate share of the interest which accrues during the period between the Unit settlement date and the Security settlement date either when such interest is received by the Trust or when it is distributed to the Unit Holder.

          Under the income tax laws of the State and City of New York, the income of the Trust will be treated as the income of its Unit Holders.

     If the proceeds received by the Trust upon the sale or redemption of an underlying Security exceed a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by the Trust upon the sale or redemption of an underlying Security are less than a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a loss for tax purposes to the extent of such difference.

     Any gain recognized on a sale or exchange of a Unit Holder's pro rata interest in a Security, and not constituting a realization of accrued 'market discount,' and any loss will be a capital gain or loss, except in the case of a dealer or financial institution. Gain realized on the disposition of the interest of a Unit Holder in a market discount Security is treated as ordinary income to the extent the gain does not exceed the accrued market discount. A Unit Holder has an interest in a market discount Security in a case in which the tax cost for the Unit Holder's pro rata interest in the Security is less than the stated redemption price thereof at maturity (or the issue price plus original issue discount accrued up to the acquisition date, in the case of an original issue discount Security). If the market discount is less than .25% of the stated redemption price of the Security at maturity multiplied by the number of complete years to maturity, the market discount shall be considered to be zero. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Security will be a long-term capital gain or loss if the Unit Holder has held his or her Units and the Trust has held the Security for more than one year. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

     Opinions relating to the validity of the underlying Securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuing governmental authorities. It is the view of The Prudential Investment Corporation, which is an affiliate of the Sponsor, that interest on the Securities will not be a tax preference item unless otherwise indicated on the 'Schedule of Portfolio Securities' as Securities the interest on which is in the opinion of bond counsel, treated as a tax preference item for alternative minimum tax purposes. See 'Schedule of Portfolio Securities.' Neither the Sponsor nor its counsel have made any review of proceedings relating to the issuance of underlying Securities or the bases for bond counsel's opinions or the view of The Prudential Investment Corporation, the Sponsor's affiliate. The Sponsor and its counsel are, however, aware of nothing which would indicate to the contrary.

     Furthermore, exemption of interest on a Security from regular income tax requires that the issuer of the Security (or other user of the Security proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A Security may provide that if a loss of exemption is determined to have occurred, the Security is immediately due and payable; and, in the case of a secured Security, that the security can be reached if the Security is not then paid. If such a loss of exemption were to occur and the Security did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the Security, the affected Security would likely be sold as a taxable bond. Sale of a Security as a taxable bond would likely result in a realization of proceeds less than the cost of the Security.

     In the case of certain of the underlying Securities comprising the Portfolio of the Trust, the opinions of bond counsel indicate that although interest on such underlying Securities is generally exempt from Federal income tax, such underlying Securities are 'industrial development bonds' under the 1954 Code or 'private activity bonds' under the 1986 Code as those terms are defined in the relevant Code provisions, and interest on such underlying Securities will not be exempt from Federal income tax for any period during which such underlying Securities are held by a 'substantial user' of the facilities financed by the proceeds of such underlying Securities (or a 'related person' to such a 'substantial user'). In the opinion of Messrs. Cahill Gordon & Reindel, interest attributable to such underlying Securities (although not subject to Federal income tax to the Trust), if received by the Trust for the account of a Unit Holder who is such a 'substantial user' or 'related person,' will be taxable (i.e., not tax exempt) to the same extent as if such underlying Securities were held directly by the Unit Holder as owner. No investigation as to the users or of the facilities financed by the underlying Securities has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

     In the case of an Insured Trust, assuming that the insurance policies and any related agreements described in 'Insurance on the Securities in the Portfolio of an Insured Trust' have been validly issued, are of standard form with respect to subrogation and do not relieve the issuer of the Security of its obligations thereunder, and provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Securities, rather than the insurer, will pay debt service on the Securities, Messrs. Cahill Gordon & Reindel are of the opinion that proceeds received under the insurance policies representing matured interest on a defaulted obligation will be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the issuer of such defaulted obligation.

     Persons in receipt of Social Security benefits should be aware that a portion of such Social Security benefits may be includible in gross income. For a taxpayer whose modified adjusted gross income plus one-half of his or her Social Security benefits does not exceed $34,000 ($44,000 for married taxpayers filing a joint return), the includible amount is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of 'modified adjusted gross income' plus one-half of the Social Security benefits exceeds $25,000 in the case of unmarried taxpayers and $32,000 in the case of married taxpayers filing a joint return. All other taxpayers receiving Social Security benefits are required to include up to 85% of their Social Security benefits in income.

     Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Securities. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income and therefore may be taxable.

     Investors should also consult their tax counsel for advice with respect to the effect, if any, on the tax cost of Units to a Unit Holder in cases in which a contract to acquire a Security is settled after the settlement date for such Units and the Unit Holder's proportionate share of the interest accrued on the underlying Security on the Security settlement date will exceed the portion of the purchase price allocable to interest accrued on the Unit settlement date. In such cases, the Unit Holder may have an adjustment to tax basis for interest accruing on such Securities during the interval between purchase of Units and delivery of Securities.

     THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER ANY OTHER FEDERAL TAX LAW OR UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS. (See 'Rights of Unit Holders--Reports and Records.')

     State risk factors, including opinions of special State counsels with respect to certain state tax aspects of an investment in Units of a State Trust are discussed in Part C, if applicable.

     The Portfolio of the Trust may contain zero coupon bond(s) or one or more other Securities which were originally issued at a discount ('original issue discount'). In general, original issue discount can be defined as the difference between the price at which a Security was issued and its stated redemption price at maturity. If the original issue discount is less than .25% of the stated redemption price of the Security at maturity multiplied by the number of complete years to maturity, the original issue discount shall be considered to be zero. In the case of a Security issued before September 4, 1982, original issue discount is deemed to accrue (be 'earned') as tax-exempt interest ratably over the period from the date of issuance of the Security to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of an original issue discount Security in a Portfolio is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder is entitled, however, to exclude from gross income that portion of such gain attributable to accrued interest and the 'earned' portion of original issue discount.

     In the case of a Security issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Security over the sum of the issue price and the accrued original issue discount on the acquisition date). The tax basis in the Security is increased by the amount of original issue discount that is deemed to accrue while the Security is held. The difference between the amount realized on a disposition of the Security (ex currently accrued interest) and the adjusted tax basis of the Security will give rise to taxable gain or deductible loss upon a disposition of the Security by the Trust (or a sale or redemption of Units by a Unit Holder).

     The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations will include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this adjustment.

     For Federal income tax purposes, Trust expenses allocable to producing or collecting Trust interest income are not deductible because the interest income derived by the Trust is exempt from Federal income tax. A state or local income tax may provide for a deduction for the portion of such Trust expenses attributable to the production or collection of income derived by the Trust and taxed by the state or locality. The effect on any such deductions of the Code rules whereby investment expenses and other miscellaneous deductions are deductible only to the extent in excess of 2% of adjusted gross income would depend upon the law of the particular state or locality involved.

     The Code also imposed an additional 12/100% ($12.00 per $10,000) environmental tax on the alternative minimum taxable income (determined without regard to any alternative tax net operating loss deduction) of a corporation in excess of $2,000,000 for each taxable year beginning before January 1, 1996. The Clinton Administration proposed to extend the environmental tax, but no such extension has occurred. There can be no assurance that such an environmental tax may not be reproposed.

     From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Securities in the Trust or to require treatment of such interest as a 'tax preference' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. The Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax status of interest on Securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Securities in the Trust. At any time Congress may have under consideration various proposals to revise the tax system in the United States including current proposals to impose a flat tax system. Any flat tax system may have the effect of reducing or eliminating the benefit presently received in connection with the receipt of interest on municipal debt obligations as compared to the receipt of interest on other obligations. Moreover, a flat tax system, if implemented, may have an adverse effect on the value of the Securities held in the portfolio of the Trust. The Sponsor cannot predict whether a flat tax or similar system will be enacted nor can it predict the impact any such system would have on the portfolio of the Trust.

     In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in the Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units.

     All taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive.

     Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

                            PUBLIC OFFERING OF UNITS

PUBLIC OFFERING PRICE

     The Public Offering Price of Units during the initial public offering period is computed by adding to the aggregate offering price of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, dividing such sum by the number of Units outstanding, and then adding a sales charge of 4.75% of the Public Offering Price (in the case of a

Trust with a DSC feature, 4.9% of the offering price of the Securities subject to a sales charge plus the total sales charge (5.152% of the offering side evaluation of such Securities)) in the case of a trust composed of long term securities (4.987% of the net amount invested) or a sales charge of 3.00% of the Public Offering Price in the case of an Intermediate Term Trust (3.093% of the net amount invested) or such other sales charge as is designated in Part A. For purchases settling after the first settlement date (including purchases of Units created after the initial date of deposit) a proportionate share of accrued and undistributed interest on the Securities from such date to the settlement date for Units is also added to the Public Offering Price. After the initial public offering period the Public Offering Price of the Units will be determined by adding to the Evaluator's determination of the aggregate bid price of the Securities per Unit a sales charge as set forth under Secondary Market Sales Charge herein. A proportionate share of accrued and undistributed interest on the Securities (other than DSC Payment Securities) to the settlement date for Units purchased and of cash on hand in the Trust is also added to the Public Offering Price.

     The Public Offering Price on the date of this Prospectus or any subsequent date may vary from the Public Offering Price set forth in the Part A--'Summary of Essential Information' in accordance with fluctuations in the evaluation of the underlying Securities in the Trust.

     The aggregate bid or offering prices of the Securities in the Trust, as is appropriate, shall be determined for the Trust by the Evaluator as of the Evaluation Time, in the following manner: (a) on the basis of current bid or offering prices for the Securities as obtained from investment dealers or brokers (including the Sponsor) who customarily deal in securities comparable to those held in the Trust, (b) if there is no market for such securities and bid or offering prices are not available, on the basis of prices for comparable securities, (c) by determining the value of the Securities on the bid or offering side of the market by appraisal, or (d) by any combination of the above. Unless a Security covered by Portfolio Insurance is in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Portfolio Insurance obtained by an Insured Trust or to an Insured Trust's right to secure Permanent Insurance with respect to such Security in the event of a sale of such Security. The value of insurance to maturity obtained by the issuer of a Security or by the Sponsor on the Date of Deposit is reflected and included in the market value of such Security. With respect to the initial evaluation of the offering prices of Securities which at the Date of Deposit were subject to syndicate offering period pricing restrictions, it is the practice of the Evaluator to determine such evaluation on the basis of the syndicate offering price, unless factors cause the Evaluator to conclude that such syndicate offering price does not then accurately reflect the free market value of such Securities, in which case the Evaluator will also take into account the other criteria described above for the purpose of making its determination. The Public Offering Price will be effective for all sales of Units made during the preceding 24-hour period. Following the initial public offering period, determinations of the aggregate bid price of the Securities, for purposes of secondary market transactions by the Sponsor and redemptions by the Trustee, will be made each business day as of the Evaluation Time, effective for all sales or redemptions made subsequent to the last preceding determination. (See 'Rights of Unit Holders--Redemption'.) The difference between the bid and offering prices of the Securities may be expected to average approximately 1 1/2% of principal amount. In the case of actively traded securities, the difference may be as little as 1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit Holder (such repurchase price will be reduced by any unpaid DSC). On the Date of Deposit the aggregate current offering price of such Securities per Unit exceeded the bid price of such Securities per Unit by the amount set forth under 'Summary of Essential Information'. For information relating to the calculation of the Redemption Price, which, like the Public Offering Price in the secondary market, is based upon the aggregate bid price of the underlying Securities and which may be expected to be less than the aggregate offering price, see 'Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit'.

     In an effort to reduce the amount of accrued interest which investors would have to pay in addition to the Public Offering Price, the Trustee has agreed to advance to the Trust the amount of accrued interest due on the Securities to the first expected settlement date for Units. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on such date. Consequently, when the Sponsor sells Units of the Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the settlement date for Units purchased on the date of this Prospectus to, but not including, the date of settlement of the investor's purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advancements to the Trust (without interest or other cost to the Trust) from interest received on the Securities deposited in the Trust.

     On the Date of Deposit, the Public Offering Price per Unit and the Sponsor's Initial Repurchase Price per Unit (based on the offering side evaluation of the Securities in a Trust) each exceeded the Redemption and Sponsor's Secondary Market Repurchase Price per Unit (based upon the bid side evaluation of the Securities in a Trust) by the amounts set forth in Part A--'Summary of Essential Information,' herein.

PUBLIC DISTRIBUTION

     During the initial public offering period, Units will be distributed to the public by the Sponsor and through dealers at the Public Offering Price, calculated on each business day, plus accrued interest. The initial public offering period is 30 days, unless all Units are sold prior thereto whereupon the initial public offering period will terminate. The initial public offering period may be extended by the Sponsor for up to four successive 30-day periods as long as Units remain unsold. Upon the termination of the initial public offering period, unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price, plus accrued interest.

     The underwriters of the Units are listed in Part A--'Underwriting Account.' It is the Underwriters' intention to qualify Units for sale in the states and to effect a public distribution of the Units solely through their own organizations. However, Units may be sold through dealers who are members of the National Association of Securities Dealers, Inc. at prices which represent a concession or agency commission per Unit. In the State of Virginia, Units of a

State Trust will not be offered for sale. Sales to dealers will initially be made at prices which include a concession per Unit as set forth below, but subject to change from time to time at the discretion of the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     The dealer concession will be $31 per Unit in the primary market. The dealer concession per Unit in the secondary market will generally be 65% of the sales charge per Unit. Sales to dealers utilizing the services of Wexford Clearing Services Corporation will be made at prices which include a concession of 70% of the total sales charge per Unit. However, the Sponsor may negotiate a different concession (either higher or lower) with dealers on a case-by-case basis. In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount in the form of cash or other compensation, to dealers who underwrite additional Units of a Trust or who sell, during a specified time period, a minimum dollar amount of Units of a Trust and other unit investment trusts underwritten by the Sponsor.

     Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     In addition, sales of Units may be made pursuant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' concessions. The Glass-Steagall Act prohibits banks from underwriting certain securities, including Units of the Trust; however, this Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are impermissible under this Act. In certain states, any bank making Units available must be registered as a broker-dealer in that state.

SECONDARY MARKET

     While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units of each Trust and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price. (See Part A--'Summary of Essential Information.') During the initial offering period the Sponsor's Repurchase Price is computed by adding to the aggregate of the offering prices of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, plus accrued interest, deducting therefrom expenses of the Trust, Trustee, Evaluator, Sponsor and counsel, and taxes and any unpaid DSC, if any, and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. Following the initial public offering period, the Sponsor, although it is not obligated to do so, presently intends to maintain a market for the Units of the Trust at prices based upon each Unit's pro rata share of the aggregate value of the Securities determined (by the Evaluator) on the basis of the bid side of the market less any unpaid DSC. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price, plus accrued interest. Any profit or loss resulting from the resale of such Units will belong to the

Sponsor.

     If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units. In such event, Unit Holders (including the Sponsor) may redeem their Units through the Trustee at the Redemption Price, which is based upon the aggregate bid price of the Securities and which may be expected to be less than the aggregate offering price. (See 'Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.') If the Sponsor repurchases Units in the secondary market at the 'Redemption Price,' it may reoffer these Units in the secondary market at the 'Public Offering Price,' or the Sponsor may tender Units so purchased to the Trustee for redemption. In no event will the price offered by the Sponsor for the repurchase of Units be less than the current Redemption Price for those Units. (See 'Rights of Unit Holders--Redemption.')

SPONSOR'S AND UNDERWRITERS' PROFITS

     The Sponsor receives a sales charge as set forth in the table below in the primary market and in the secondary market. On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge. (See 'Public Distribution,' herein.) For their services, the Underwriters receive a concession as provided in the Agreement Among Underwriters.

     The Sponsor may have also realized a book profit (or a loss) on the deposit of the Securities in the Trust representing the difference between the cost of the Securities to the Sponsor and the cost of the Securities to such Trust. (For a description of such profit (or loss) and the amount of such difference, see Part A--'Schedule of Portfolio Securities.') The Sponsor may realize profits or sustain losses in respect of Securities which were acquired from the Sponsor or from underwriting syndicates of which it was a member. (See Part A--'Portfolio Summary as of Date of Deposit.') An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the motive of marketing such bonds to investors at a profit. In addition, the Sponsor may realize profits (or sustain losses) due to daily fluctuations in the offering prices of the Securities in the Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

     The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units (based on the bid side evaluation of the Securities in a Trust) and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units (also based on the bid side evaluation of the Securities in the Trust), as the case may be.


VOLUME DISCOUNT

     Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount altogether.

     The sales charge per Unit will be reduced pursuant to the following graduated scale for sales to any person of Units in the primary market as set forth below:

                                  PRIMARY MARKET SALES CHARGE
                                 -----------------------------
                                   PERCENT OF       PERCENT OF
                                 PUBLIC OFFERING    NET AMOUNT
NUMBER OF UNITS                       PRICE          INVESTED
------------------------------   ---------------    ----------
Less than 100 Units...........         4.75%           4.987%
100-249 Units.................         4.25%           4.439%
250-499 Units.................         4.00%           4.167%
500-749 Units.................         3.50%           3.627%
750-999 Units.................         3.25%           3.359%
1,000 Units or more...........         3.00%           3.093%


TRUST SUBJECT TO DSC(1)
------------------------------
Less than 250 Units...........         4.90%(a)        5.152%(b)
250 or more Units.............         3.90%(a)        4.058%(b)

------------------

(1) Units subject to DSC: (a) Percent of the offer side evaluation of the Securities on which a sales charge is imposed plus the total sales charge.
    (b) Percent of the offering side evaluation of the Securities on which a sales charge is imposed. The up-front sales charge will equal the difference between the amount of the total sales charge and any unpaid DSC. The total sales charge will not be less than the DSC.

SECONDARY MARKET SALES CHARGE

     The sales charge per Unit in the secondary market will be computed by multiplying the Evaluator's determination of the bid side evaluation of each Security by a sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Security, totalling all such calculations, and dividing this total by the number of Units then outstanding. In calculating the date of maturity, a Security will be considered to mature on its stated maturity date unless: (a) the Security has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier call date, in which case the call date will be deemed the date on which such Security matures; or (b) the Security is subject to a mandatory tender, in which case the mandatory tender date will be deemed the date on which such Security matures.

                                 (AS PERCENT       (AS PERCENT
                                 OF BID SIDE        OF PUBLIC
TIME TO MATURITY                 EVALUATION)    OFFERING PRICE)(2)
------------------------------   -----------    ------------------
Less than six months..........          0%                0%
Six months to 1 year..........      0.756%             0.75%
Over 1 year to 2 years........      1.523%             1.50%
Over 2 years to 4 years.......      2.564%             2.50%
Over 4 years to 8 years.......      3.627%             3.50%
Over 8 years to 15 years......      4.712%             4.50%
Over 15 years.................      5.820%             5.50%

------------------

(2) Units subject to DSC--as a percent of the bid side evaluation of the Securities on which a sales charge is imposed plus the total sales charge. The up-front sales charge will equal the difference between the amount of the total secondary market sales charge and any unpaid DSC remaining and, therefore, as the amount of the unpaid DSC declines, the amount of the up-front sales charge will increase.

     The sales charge per Unit will be reduced pursuant to the following graduated scale for sales to any person of at least 100 Units in the secondary market.

NUMBER OF UNITS                  % OF SALES CHARGE
------------------------------   -----------------
Less than 100 Units...........          100%
100-249 Units.................           90%
250-499 Units.................           80%
500-749 Units.................           75%
750-999 Units.................           70%
1,000 Units or More...........           65%

     The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of the Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

     Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

EMPLOYEE DISCOUNT

     The Sponsor intends to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of the Trust at a price equal to the offering side evaluation of the Securities in the Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit (or in the case of Units subject to DSC, the remaining DSC), subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

                                EXCHANGE OPTION

     Unit Holders may elect to exchange any or all of their Units of this series of the National Municipal Trust for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the 'Exchange Trusts'). Such units may be acquired at prices based on reduced sales charges per unit. The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option. Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

     This option will be available provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder resides. There is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders (in the case of Units subject to a DSC, sixty days' notice will be given prior to the date of the termination of, or material amendment to, the Exchange Option except that no notice need be given under certain circumstances). In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit Holder.

     Exchanges will be effected in whole units only. If the proceeds from the

Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit Holder will be permitted to add cash in an amount to round up to the next highest number of whole units. When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

     To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

     Units of the Exchange Trust trading in the secondary market maintained by the Sponsor, if so maintained, will be sold to the Unit Holder at a price equal to the aggregate bid side evaluation per unit of the securities in that portfolio plus accrued interest and the applicable sales charge of $15* per unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit Holder. Owners of units of any registered unit investment trust other than National Municipal Trust which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly to acquire units of any Exchange Trust trading in the secondary market at the reduced sales charge of $20* per Unit, subject to the terms and conditions applicable to the Exchange Option. The reduced sales charge for Units of any Exchange Trust acquired during the initial offering period for such Units will be

------------------
* In the case of Units subject to a DSC, the exchange sales charge will be the remaining DSC if greater than the applicable reduced sales charge ($15, $20 or $25) or if the remaining DSC is less than applicable reduced sales charge, the Unit will be subject to the remaining DSC and the sales charge payable at the time of the exchange will be the difference between the amount of the reduced sales charge and the remaining DSC.

sold at a price equal to the offering side evaluation per unit of the securities in the portfolio plus accrued interest plus a reduced sales charge of $25* per unit. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).


     For example, assume that a Unit Holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

TAX CONSEQUENCES

     An exchange of Units pursuant to the Exchange Option will constitute a 'taxable event' under the Code, i.e., a Unit Holder will recognize gain or loss at the time of exchange, except that upon an exchange of Units of this series of the National Municipal Trust for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes the Internal Revenue Service may seek to disallow any loss incurred upon such exchange to the extent that the underlying securities in each trust are substantially identical and the purchase of Units of an Exchange Trust takes place less than thirty-one days after the sale of the Units. Unit Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

                              REINVESTMENT PROGRAM

     Distributions of interest and principal, if any, are made to Unit Holders monthly or semiannually. A Unit Holder will have the option of either receiving his monthly or semiannual income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor or by one of the Underwriters whose investment objective is to attain for investors the highest level of current income that is exempt from Federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such fund's lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct monthly or semiannual interest distributions and principal distributions, if any, to the designated fund. This Reinvestment Program does not involve insured securities. The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in this reinvestment program will apply to all Units of the Trust owned by such Unit Holder. The Unit Holder should read the prospectus for the fund carefully before deciding to participate. The Sponsor may terminate or modify the reinvestment program at any time without further notice to Unit Holders.

                              EXPENSES AND CHARGES

EXPENSES

     All or a portion of the organizational expenses and charges incurred in connection with the establishment of the Trust including the cost of the preparation, printing and execution of the Indenture, the Certificates, Registration Statement and other documents relating to the Trust, Federal and State registration fees and costs, the initial fees and expenses of the Trustee, and legal and auditing expenses and other out-of-pocket expenses will be paid by the Trust. Historically, the costs of establishing unit investment trusts have been borne by a trust's sponsor. Advertising and selling expenses will be paid by the Sponsor and the Underwriters, if any, at no cost to the Trust.

FEES

     The Portfolio supervision fee (the 'Supervision Fee') which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Securities in the Trust at the beginning of each calendar year.

     The Supervision Fee, which is not to exceed the amount (set forth in Part A--'Summary of Essential Information') per $1,000 face amount of Securities in the Trust, may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor and/or an affiliate thereof receive for Portfolio supervisory services rendered to all series of National Municipal Trust and Prudential Unit Trusts in any calendar year exceed the aggregate cost to it of supplying such services in such year. For a description of the Portfolio supervisory services to be provided by the Sponsor and/or an affiliate thereof, see 'Sponsor--Responsibility.' The Supervision Fee will be paid to the Sponsor by the Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has agreed to advise the Sponsor regarding the Sponsor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

     For its service as Trustee under the Indenture, the Trustee receives an annual fee in the amount set forth under Part A--'Summary of Essential Information.'

     For each evaluation of the Securities in a Trust, the Evaluator will receive a fee in the amount set forth under Part A--'Summary of Essential Information.'

                        AUTHORIZATION FOR REINVESTMENT

                      NATIONAL MUNICIPAL TRUST SERIES 189

I hereby elect to participate in the Reinvestment Program to the extent indicated below and do authorize The Chase Manhattan Bank, Trustee, to direct distributions as indicated below to the Prudential Tax Free Money Fund, Inc. where such amounts shall immediately be invested into shares of the fund.

The foregoing authorization is subject in all respects to the terms and conditions of participation set forth in the National Municipal Trust prospectus and shall remain in effect until such time as I notify The Chase Manhattan Bank to the contrary in writing.

                                  (fold here)
--------------------------------------------------------------------------------

Soc. Sec./Tax I.D. No.:        ___________________________

Series                        / /       Please reinvest all NMT series which I/we own
                              / /       Please list below the specific series I/we wish to reinvest

                                        ------------------------------------
                                        ------------------------------------
                                        ------------------------------------

Check One                     / /       Reinvest Interest
                              / /       Reinvest Principal
                              / /       Reinvest Both Interest and Principal

Exact registration as it
appears on your Units:          ________________________________________________

                                ________________________________________________

                                ________________________________________________

                                ________________________________________________

Street address:                 ________________________________________________

City, State, Zip Code:          ________________________________________________

Unit Holder Signature(s):       ____________________________ Date: _____________
(all joint holders must sign)

Detach here and mail to address on the reverse

                            REINVESTMENT ADDRESS
                            THE CHASE MANHATTAN BANK
                            ATTN: DIVIDEND REINVESTMENT--DEPT. A
                            P.O. BOX 834
                            NEW YORK, N.Y.   10003

     The Supervision Fee accrues quarterly but is paid annually, and the Trustee's fees and the Trust expenses and the Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account, to the extent funds are available, and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification 'All Services Less Rent' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture.

OTHER CHARGES

     The following additional charges are or may be incurred by the Trust as more fully described in the Indenture: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any losses, liabilities or expenses incurred by it in the administration of a Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of the Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or state securities laws so long as the Sponsor is maintaining a market for the Units.

     The fees and expenses set forth herein for the Trust are payable out of such Trust and when so paid by or owing to the Trustee are secured by a lien on such Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts. To the extent Securities are sold, the size of such Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

                             RIGHTS OF UNIT HOLDERS


CERTIFICATES

     Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

     Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit Holder may be required to pay $2.00 per certificate reissued or transferred, and will be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated Certificates should be surrendered to the Trustee for replacement.

DISTRIBUTION OF INTEREST AND PRINCIPAL

     Interest and principal received by the Trust will be distributed on each Distribution Date on a pro rata basis to Unit Holders of record as of the preceding Record Date unless distributed to the Sponsor in payment of the DSC. All distributions will be net of applicable expenses, funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit Holders on previous monthly Distribution Dates. (See 'Summary of Essential Information,' 'Expenses and Charges' and 'Rights of Unit Holders--Redemption.')

     The Trustee will credit to the Interest Account all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee each month as of the Record Date. (See 'Summary of Essential Information' in Part A.) Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to Unit Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such Unit Holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the 'Interest Distribution') plus such Unit Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Interest Distribution per Unit initially will be in the amount shown under 'Summary of Essential Information' in Part A and will change as the income and expenses of the Trust change and as Securities are exchanged, redeemed, paid down or sold.

     Normally, interest on the Securities in the Portfolio is paid on a semiannual basis. Because interest is not received by a Trust at a constant rate throughout the year, any Monthly Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in monthly interest distributions resulting from such variances the Trustee is required by the Indenture to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advance from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Securities for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Securities by reducing the amount otherwise distributable per Unit with respect to one or more Monthly Interest Distributions. If units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit Holder will be subject to a greater pro rata reduction in his Monthly Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit Holders and are available for use by The Chase Manhattan Bank, pursuant to normal banking procedures. In addition, because of the varying interest payment dates of the Securities comprising the Trust's Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit Holders. This excess accrued but undistributed amount (the 'accrued interest carryover') will be added to the value of the Units on any purchase after the date of the Prospectus. If a Unit Holder sells all or a portion of his Units a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Unit Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include accrued interest. (See 'Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.')

     Purchasers of Units who desire to receive distributions on a semi-annual basis (if available) may elect to do so at the time of purchase during the initial public offering period. Those indicating no choice will be deemed to have chosen the monthly distribution plan. All Unit Holders, however, purchasing Units during the initial public offering period and prior to the first Record Date will receive the first distribution of interest. Thereafter, record dates for monthly distributions will be the tenth day of each month, and record dates for semi-annual distributions will be the tenth day of July and January.

     The plan of distribution selected by a Unit Holder will remain in effect until changed. Unit Holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. In November of each year, the Trustee will furnish each Unit Holder a card to be returned to the Trustee by December 20 of such year if the Unit Holder desires to change such Unit Holder's plan of distribution. Unit Holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit Holder will be deemed to have elected to continue with the same plan for the following twelve months.

     As of the tenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust. (See 'Expenses and Charges.') The Trustee may also withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets for purposes of determining the amount of distributions until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See 'Rights of Unit Holders--Redemption.') The Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more record dates as may be appropriate, amounts sufficient to recoup advances which the Trustee has made in anticipation of the receipt by the Trust of interest in respect of Securities which subsequently fail to pay interest when due.

     In an effort to reduce the amount of accrued interest which investors would have to pay in addition to the Public Offering Price, the Trustee has agreed to advance to the Trust the amount of accrued interest due on the Securities through the first expected settlement date. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on such date. Consequently, when the Sponsor sells Units after the date of the Prospectus, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the first expected settlement date to, but not including, the date of settlement of the investor's purchase (normally three business days after purchase), less any distributions from the Interest Account. Since a person who contracts to purchase Units on the date of the prospectus will settle such purchase on the first expected settlement date of the Units, no accrued interest will be added to the Public Offering Price. The Trustee will recover its advancements to the Trust (without interest or other cost to the Trust) from interest received on the Securities deposited in the Trust.

REPORTS AND RECORDS

     The Trustee shall furnish Unit Holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Securities fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the

Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Securities, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Securities which such Security represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Security. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit Holder of record, a statement: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities), and, if the Issuers of the Securities are located in different states or possessions or in the Commonwealth of Puerto Rico, the percentage of such interest by such states or other jurisdictions, deductions for payment of applicable taxes and for fees and expenses of the Trust, deferred sales charge, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest and any premium paid to obtain Permanent Insurance), deductions for payments of applicable taxes and for fees and expenses of the Trust and redemptions of Units, deferred sales charge, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year. The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit Holders upon request. The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit Holders, certificates issued or held, a current list of Securities in the portfolio and a copy of the Indenture.

REDEMPTION

  Tender of Units

     Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

     Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

     Within three business days following such tender, or if the third business day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the 'Summary of Essential Information' in Part A on the date of tender. (See 'Redemption--Computation of Redemption Price per Unit.') The 'date of tender' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the first day after such date on which the New York Stock Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

     Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

     The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trustee is not liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

  Computation of Redemption Price per Unit

     The Redemption Price per Unit ('Redemption Price') of the Trust is determined by the Trustee on the basis of the bid prices of the Securities in the Trust (or contracts for Securities to be acquired by the Trust) as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in the Trust (or contracts for securities to be acquired by the Trust) on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in the Trust, and accrued and unpaid interest on the Securities as of the date of computation, less (a)

amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, (c) any unpaid DSC and (d) cash held for distribution to Unit Holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the third business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the Portfolio Insurance obtained by an Insured Trust on a Security or to an Insured Trust's right to obtain Permanent Insurance on such Security in the event of its sale of such Security, unless such Security is in default in payment of principal or interest or in significant risk of such default. Securities insured under a policy obtained by the issuer thereof or by the Sponsor on the Date of Deposit are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Securities. (See 'The Trust--Insurance on the Securities in the Portfolio of an Insured Trust.')

  Purchase by the Sponsor of Units Tendered for Redemption

     The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See 'Public Offering of Units--Secondary Market.') Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

     The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See 'Public Offering of Units--Public Offering Price.') Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower Public Offering or Redemption Price subsequent to its acquisition of such Units. (See 'Public Offering of Units--Profit of Sponsor.')

                                    SPONSOR

     Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

     Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series), The Target Portfolio Trust and for Class B shares of The BlackRock Government Income Trust, and Prudential Adjustable Rate Securities Fund, Inc. and for Class B and C shares of Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and Series), Prudential Europe Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential GNMA Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential IncomeVertible(Registered) Plus Fund, Inc., Prudential Intermediate Global Income Fund, Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Inc., Prudential Strategist Income Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.

     On October 21, 1993, Prudential Securities Incorporated entered into an omnibus settlement with the Securities and Exchange Commission ('SEC'), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. ('NASD') to resolve allegations that from 1980 through 1990 Prudential Securities Incorporated sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities Incorporated consented to the entry of an SEC Administrative Order which stated that the conduct of Prudential Securities Incorporated violated the federal securities laws, directed Prudential Securities Incorporated to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, Prudential Securities Incorporated agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities Incorporated has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities Incorporated consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States

Magistrate for the Southern District of New York alleging that Prudential Securities Incorporated committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities Incorporated complies with the terms of the agreement. If, upon completion of the three year period, Prudential Securities Incorporated has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities Incorporated violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities Incorporated agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities Incorporated limited partnership interests.

LIMITATIONS ON LIABILITY

     The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from any action in good faith or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities, except in case of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See 'Sponsor--Responsibility.')

RESPONSIBILITY

     The Trust is a unit investment trust and is not actively managed. The Indenture, however, permits the Sponsor to direct the Trustee to dispose of any Security in the Trust upon the happening of certain events including the payment of the DSC, including without limitation, the following:

          1. Default in the payment of principal or interest on any Security when due and payable,

          2. Institution of legal proceedings seeking to restrain or enjoin the payment of any Security or attacking their validity,

          3. A breach of covenant or warranty which could adversely affect the payment of debt service on the Security,

          4. Default in the payment of principal or interest on any other outstanding obligations of the same Issuer of any Security,

          5. In the case of a Security that is a revenue bond, a fall in revenues, based upon official reports, substantially below the estimated revenues calculated to be necessary to pay principal and interest,

          6. A decline in market price to such an extent, or such other market or credit factor, as in the opinion of the Sponsor would make retention of a Security detrimental to the Trust and to the interests of the Unit Holders,

          7. Refunding or refinancing of the Security, as set forth in the Indenture, or

          8. The loss of Federal income tax exemption with respect to interest on the Security and,

in the case of an Insured Trust, a determination by the Sponsor that any insurance that may be applicable to the Security cannot be relied upon to maintain the interests of such Insured Trust to at least as great an extent as such disposition. An Insured Trust will obtain and pay a premium for the Permanent Insurance upon the sale of a Security if the Sponsor determines that such sale and payment of premium will result in a net realization of such Insured Trust greater than would the sale of such Security without the purchase of such Permanent Insurance.

     The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities.

     It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an Issuer of any of the Securities to issue new obligations in exchange and substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the Issuer is in default with respect to such Security or in the judgment of the Sponsor the Issuer will probably default in respect to such Security in the foreseeable future.

     Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for any of the underlying Securities, the Trustee is required to give notice thereof to each Unit Holder, identifying the Securities eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited and any additional Securities supplementally deposited in the Trust (see 'The Trust' herein), and/or a Replacement Security is prohibited.

RESIGNATION

     If at any time the Sponsor shall resign under the Indenture or shall fail to perform or be incapable of performing its duties thereunder or shall become bankrupt or if its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, or (2) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.


                                    TRUSTEE


     The Trustee is The Chase Manhattan Bank, a New York Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in a Trust, the Trustee may use the services of the Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.


LIMITATIONS ON LIABILITY

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future laws of the United States or any other authority having jurisdiction.

RESPONSIBILITY

     For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under 'Rights of Unit Holders' and 'Sponsor--Resignation.'

RESIGNATION

     By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. The Sponsor may also remove the Trustee in the event that the Sponsor determines that the Trustee has materially failed to perform its duties under the Indenture and the interest of Unit Holders has been substantially impaired as a result, and such failure has continued for a period of sixty days following the Trustee's receipt of notice of such determination by the Sponsor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed or, if appointed, has not accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                   EVALUATOR

     The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., with main offices located at 65 Broadway, New York, New York 10006.

LIMITATIONS ON LIABILITY

     The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Unit Holders for errors in judgment. This provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

RESPONSIBILITY

     The Indenture requires the Evaluator to evaluate the Securities in a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering or bid prices as appropriate, see 'Public Offering of Units--Public Offering Price.'

RESIGNATION

     The Evaluator may resign or may be removed by the Sponsor, and in such event, the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

AMENDMENT

     The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit Holders when such an amendment is: (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or
(2) to make such other provisions as shall not adversely affect the interests of the Unit Holders; provided, that the Indenture may also be amended by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture may be waived) with the consent of Unit Holders owning 51% of the Units of the Trust at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event, however, shall the Indenture be amended to increase the number of Units issuable thereunder, to permit the deposit or acquisition of securities or other property either in addition to or in substitution for any of the Securities initially deposited in the Trust, except for the substitution of certain refunding securities for such Securities as initially provided in the Indenture, or to provide the Trustee with the power to engage in business or investment activities not specifically authorized in the Indenture as originally adopted or so as to adversely affect the characterization of the Trust as a grantor trust for federal income tax purposes. In the event of any amendment, the Trustee is obligated to notify promptly all Unit Holders of the substance of such amendment.

TERMINATION

     The Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the value of the Trust as shown on the last business day of June or December in any year is less than 40% of the principal amount of the Securities initially deposited therein supplemented by the deposit of additional Securities, if any. However, in no event may the Trust continue beyond the Mandatory Termination Date set forth under 'Summary of Essential Information in Part A.' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders. Within a reasonable period after termination, the Trustee will sell any Securities remaining in a Trust, and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unit Holder upon termination may be less than the principal amount of Securities represented by the Units held by such Unit Holder.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Units offered hereby have been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

                                    AUDITORS

     The financial statements of the Trusts included in this Prospectus have been audited by Deloitte & Touche LLP, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

                                 BOND RATINGS+

     ALL RATINGS EXCEPT THOSE IDENTIFIED OTHERWISE ARE BY STANDARD & POOR'S CORPORATION.

STANDARD & POOR'S CORPORATION

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

     The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

     A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

     Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from 'AA' to 'BBB' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter 'p' following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as 'Investment Grade' ratings) are generally

------------------
+ As described by the rating agencies.

regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Conditional rating(s), indicated by 'Con' are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

MOODY'S INVESTORS SERVICE

     A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:


     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Those municipal bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1. In addition, Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system.

     Conditional ratings, indicated by 'Con' are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

FITCH INVESTORS SERVICE, INC.

     A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

     AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

     A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

------------------
NR--Not rated (credit characteristics comparable to A or better (BBB or better in the case of an insured trust) in the opinion of the Sponsor's affiliate on the Date of Deposit).

     Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD' or 'D' categories.

     Conditional--A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


FEDERAL TAX-FREE VS. TAXABLE INCOME



This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after Federal income tax, returns equivalent to specified tax-exempt bond yields for an individual calendar year investor. The table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects the Federal income tax rates and tax brackets for the 1997 taxable year under the Code as in effect on the date of this Prospectus. Because the Federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read the columns below to determine the approximate taxable yield you would need to equal a return free of Federal income tax.




1997 TAX YEAR

--------------------------------------------------------------------------------


                                        $24,650   $59,750    $124,650
TAXABLE INCOME BRACKET*        UP TO      TO         TO         TO        OVER
SINGLE RETURN                 $24,650   $59,750   $124,650   $271,050   $271,050
--------------------------------------------------------------------------------
                                        $41,200   $99,600    $151,750
TAXABLE INCOME BRACKET*        UP TO      TO         TO         TO        OVER
JOINT RETURN                  $41,200   $99,600   $151,750   $271,050   $271,050
--------------------------------------------------------------------------------
FEDERAL TAX RATE                15%       28%       31%        36%       39.6%
--------------------------------------------------------------------------------
TAX EXEMPT YIELD                           TAXABLE EQUIVALENT YIELD
     4.00%                     4.705     5.555     5.797      6.250      6.622
     4.50                      5.294     6.250     6.521      7.031      7.450
     5.00                      5.882     6.944     7.246      7.812      8.278
     5.50                      6.470     7.638     7.971      8.593      9.105
     6.00                      7.059     8.333     8.696      9.375      9.933
     6.50                      7.647     9.028     9.420      10.156     10.761
     7.00                      8.235     9.722     10.145     10.937     11.589
--------------------------------------------------------------------------------



* The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions or the standard deduction. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should take into account the provisions of the Code under which the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. Under the Code, individual taxpayers with adjusted gross income in excess of a $121,200 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction equal to the lesser of (i) 3% of adjusted gross income in excess of the $121,200 threshold amount or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased-out for married taxpayers filing a joint return with adjusted gross income in excess of $181,800 and for single taxpayers with adjusted gross income in excess of $121,200. Personal exemptions are phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in excess of the applicable threshold amount. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be adjusted for inflation for each year after 1997.

--------------------------------------------------------------------------------

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THIS INVESTMENT COMPANY NOT CONTAINED HEREIN; AND ANY INFORMATION OR REPRESENTATIONS NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     INDEX
--------------------------------------------------------------------------------

                                                                          PAGE
                                                                          -----
Risk Considerations...................................................     A- 1
Summary of Essential Information......................................     A- 3
Independent Auditors' Report..........................................     A- 8
Statement of Financial Condition......................................     A- 9
National Municipal Trust, The Trust...................................     B- 1
   Portfolio Summary..................................................     B- 2
   Insurance on the Securities in the Portfolio of an Insured Trust...     B- 9
   Objectives and Securities Selection................................     B-14
   Estimated Annual Income Per Unit...................................     B-14
Tax Status............................................................     B-15
Public Offering of Units..............................................     B-17
   Public Offering Price..............................................     B-17
   Public Distribution................................................     B-18
   Secondary Market...................................................     B-19
   Sponsor's and Underwriters' Profits................................     B-19
   Volume Discount....................................................     B-20
   Secondary Market Sales Charge......................................     B-20
   Employee Discount..................................................     B-21
Exchange Option.......................................................     B-21
   Tax Consequences...................................................     B-22
Reinvestment Program..................................................     B-22
Expenses and Charges..................................................     B-22
   Expenses...........................................................     B-22
   Fees...............................................................     B-22
   Other Charges......................................................     B-23

Rights of Unit Holders................................................     B-23
   Certificates.......................................................     B-23
   Distribution of Interest and Principal.............................     B-23
   Reports and Records................................................     B-25
   Redemption.........................................................     B-25
Sponsor...............................................................     B-26
   Limitations on Liability...........................................     B-27
   Responsibility.....................................................     B-27
   Resignation........................................................     B-28
Trustee...............................................................     B-28
   Limitations on Liability...........................................     B-28
   Responsibility.....................................................     B-28
   Resignation........................................................     B-28
Evaluator.............................................................     B-29
   Limitations on Liability...........................................     B-29
   Responsibility.....................................................     B-29
   Resignation........................................................     B-29
Amendment and Termination of the Indenture............................     B-29
   Amendment..........................................................     B-29
   Termination........................................................     B-29
Legal Opinions........................................................     B-30
Auditors..............................................................     B-30
Bond Ratings..........................................................     B-30

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                                      NMT

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                                   SERIES 189


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                         NATIONAL TRUST--10,000 UNITS


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                                 10,000 UNITS
                               in a diversified
                                 PORTFOLIO of
                                municipal bonds


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                                     Sponsor

                      Prudential Securities Incorporated
                               One Seaport Plaza
                               199 Water Street
                           New York, New York 10292



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